UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT
December 31, 2023

Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Municipal Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Utilities Fund

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are happy to have this opportunity to share with you, our shareholders, the Annual Report for the Spirit of America Real Estate Income and Growth Fund. This includes a review of our performance in 2023, in addition to a discussion of the economy, and our thoughts on the securities markets.

At Spirit of America Investment Fund, Inc., our team takes a comprehensive approach to investing. We analyze economic trends and evaluate industries that could benefit from those trends. Based upon this analysis, we select investments we believe are positioned to provide the best potential returns. Our portfolio managers and analysts utilize their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis.

The Spirit of America Real Estate Income and Growth Fund’s investment philosophy continues to seek enduring value in the physical structures of America by investing in real estate companies which own data centers, industrial warehouses, hotels, apartments, and other income producing assets. Our goal is to maximize total return to shareholders by benefitting from the income generated through the rental of these properties, while also participating in potential long term appreciation of asset values.

We thank you for your support, and look forward to your future investment in the Spirit of America Real Estate Income and Growth Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Doug Revello Portfolio Manager

1

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of the third quarter 2023 gross domestic product (GDP), to show an increase in the annual growth rate of 4.9%, which was lower than initial projections of 5.2%, mainly because of a decline in consumer spending. At a 4.9% growth rate, the U.S. increased at more than twice the rate of growth in the previous quarter and puts to rest concerns of a recession this year. The solid third-quarter growth came even as the Federal Reserve (Fed) raised interest rates to their highest level in years. The Fed has raised interest rates 11 times since March of last year, pushing the federal funds rates to a 22-year high of 5.25% to 5.5% to slow the economy and lower soaring inflation. Fed Chairman Jerome Powell hinted at the last rate meeting that Fed officials may soon be ready to reverse course on interest rate hikes. “If the economy evolves as projected, the median participant projects that the appropriate level of the federal funds rate will be 4.6% at the end of 2024, 3.6% at the end of 2025, and 2.9% at the end of 2026,” Fed Chair Jerome Powell said in a statement. The third quarter growth in the U.S. economy was buoyed by a strong consumer in spite of higher interest rates, ongoing inflation pressures, and a variety of other domestic and global headwinds. The sharp increase came due to contributions from consumer spending, increased inventories, exports, residential investment and government spending. The GDP increase marked the biggest gain since the fourth quarter of 2021. While the U.S. has proven resilient to the various challenges, most economists expect growth to slow considerably in the coming months. However, they generally think the U.S. can skirt a recession absent any other unforeseen shocks.

The U.S labor market closed out 2023 in strong shape as the pace of hiring was even more powerful than expected, the Labor Department reported. December’s job report showed employers added 216,000 positions for the month while the unemployment rate held at 3.7%. Payroll growth showed a sizeable gain from November’s downwardly revised 173,000. October was also revised lower, to 105,000 from 150,000, indicating a slightly less robust picture for growth in the fourth quarter. Economists surveyed by Dow Jones had been looking for payrolls to increase 170,000 and the unemployment rate to nudge higher to 3.8%. The December hiring boost as reflected in the Labor Department report was led by a gain of 52,000 in government jobs and another 38,000 in health-care related fields. The report showed that inflationary pressures, despite receding elsewhere, are still prevalent in the labor market. Average hourly earnings rose 0.4% on the month and were up 4.1% from a year ago, both higher than the respective estimates for 0.3% and 3.9%.

During its December meeting, The Federal Open Market Committee (FOMC) agreed to hold its benchmark rate steady in a range between 5.25% and 5.5%. At the meeting, Federal Reserve officials concluded that interest rate cuts are likely in 2024, though they appeared to provide little in the way of when that might occur, according to the minutes. Members indicated they expect three quarter-percentage point cuts by the end of 2024. Officials noted the progress that has been made in the battle to bring down inflation. They said supply chain factors that contributed substantially to a surge that peaked in mid-2022 appear to have eased. In addition, they cited progress in bringing the labor market better into balance, though that also is a work in progress. The “dot plot” of individual members’ expectations released following the meeting showed that participants expect cuts over the coming three years to bring the overnight borrowing rate back down near the long-run range of 2%. However, the minutes noted an “unusually elevated degree of uncertainty” about the policy path. Several members said it might be necessary to keep the funds rate at an elevated level if inflation doesn’t cooperate, and others noted the potential for additional hikes depending on how conditions evolve. Despite the cautionary tone from Fed officials, markets expect the central bank to cut aggressively in 2024.

Market Commentary

Spurred by the expected end to the Federal Reserve’s cycle of monetary policy tightening, the FTSE Nareit All Equity REITs Index rose 11.4% in 2023. The real turning point for REITs this year took place in the middle of October when the 10-Year Treasury peaked. From October 19th through December 29th, the All Equity REITs index rose 22.1%, while the yield on the 10-Year Treasury dipped from its high of 4.991% on October 19th to ending the year at 3.88%. Data Centers were the number one performing REITs sector this year, returning 30.1% for the year.

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

2	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Fund Summary

The Spirit of America Real Estate Income and Growth Fund, SOAAX (the “Fund”), aims to provide high total return through a combination of capital appreciation and dividend income.

As of December 31, 2023, the Fund was invested over 98% in REITs. A REIT, or Real Estate Investment Trust, is a company that owns or finances income-producing real estate. REITs provide investors with regular income streams, diversification and long-term capital appreciation. REITs typically pay out all of their taxable income as dividends to shareholders. REITs are tied to almost all aspects of the economy, including apartments, hospitals, hotels, industrial facilities, infrastructure, nursing homes, offices, shopping malls, storage centers, and student housing.

Return Summary

The Fund had a total one year return of 11.22% (no load, gross of fees). This compares to the 13.73% returned by its benchmark, the MSCI US REIT Index, for the same period.

The material factors that affected the Fund were market direction and security selection. The Funds underperformance was due to numerous factors such as sector weightings where the fund was overweight in the Telecom sector by 1.57% which resulted in a (2.88)% total return for the Fund. The Fund was underweight in the Retail sector as compared to its MSCI US REIT benchmark by 4.37% and retail REITs returned over 10% for the year. The Fund did not rely on derivatives or leverage strategies.

The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

3

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
ILLUSTRATION OF INVESTMENTS (UNAUDITED)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2023
Residential REITs	20.86%	$16,015,382
Industrial REITs	16.22%	12,459,847
Retail REITs	12.50%	9,599,925
Self-Storage REITs	11.90%	9,138,807
Data Center REITs	11.02%	8,465,577
Gaming REITs	6.10%	4,685,618
Health Care REITs	5.32%	4,084,393
Hotel REITs	4.73%	3,629,397
Office REITs	2.64%	2,027,925
Specialty REITs	2.53%	1,942,577
Multi Asset Class REITs	2.45%	1,881,891
Infrastructure REITs	1.56%	1,198,273
Energy	1.01%	778,609
Mortage Finance	0.82%	631,224
Timber REITs	0.24%	184,281
Midstream - Oil & Gas	0.10%	78,150
Total Investments	100.00%	$76,801,876

4	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
ILLUSTRATION OF INVESTMENTS (UNAUDITED) (CONT.)

Average Annual Returns (Unaudited)

For the periods ended December 31, 2023

	1 Year	5 Year	10 Year	Expense Ratios[4]
Class A Shares - with load	3.73%	5.07%	5.52%	1.54%
Class A Shares - no load	9.53%	6.22%	6.09%	1.54%
Class C Shares - with load[1]	7.75%	5.46%	5.34%	2.24%
Class C Shares - no load[1]	8.75%	5.46%	5.34%	2.24%
Institutional Shares[2]	9.77%	6.52%	6.40%	1.24%
MSCI US REIT Index[3]	13.73%	7.40%	7.60%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.25% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[3]	The Morgan Stanley Capital International (“MSCI”) US REIT Index is an unmanaged index. The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[4]	Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Fund’s expense ratios as of December 31, 2023, can be found in the Financial Highlights tables.

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution policy whereby the Fund will declare semi-annual distributions comprised of income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amount of $0.85 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented in the table above as well as in the Financial Highlights tables

5

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
ILLUSTRATION OF INVESTMENTS (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund’s Class A Shares over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and future returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

6	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We welcome this opportunity to share with you, our investors, the Annual Report for the Spirit of America Large Cap Value Fund along with our thoughts on the market and recent events.

At Spirit of America Investment Fund, Inc., we take a comprehensive approach to investing. Our portfolio managers and analysts use their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis. We evaluate economic trends, we analyze sectors that could benefit from those trends, and finally, invest in companies that we believe possess strong fundamentals.

We believe that investing in sound companies with attractive valuations will help enhance the long-term returns of the Spirit of America Large Cap Value Fund.

The Spirit of America Large Cap Value Fund’s investment philosophy continues to be to focus on the large cap value segment of the U.S. equity market. Among the valuation factors used to evaluate these stocks are companies with lower debt ratios than their peer group and companies that are undervalued versus the company’s intrinsic worth and future income potential.

We appreciate your continued support and look forward to your future investment in the Spirit of America Large Cap Value Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Doug Revello Portfolio Manager

7

SPIRIT OF AMERICA LARGE CAP VALUE FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of the third quarter 2023 gross domestic product (GDP), to show an increase in the annual growth rate of 4.9%, which was lower than initial projections of 5.2%, mainly because of a decline in consumer spending. At a 4.9% growth rate, the U.S. increased at more than twice the rate of growth in the previous quarter and puts to rest concerns of a recession this year. The solid third-quarter growth came even as the Federal Reserve (Fed) raised interest rates to their highest level in years. The Fed has raised interest rates 11 times since March of last year, pushing the federal funds rates to a 22-year high of 5.25% to 5.5% to slow the economy and lower soaring inflation. Fed Chairman Jerome Powell hinted at the last rate meeting that Fed officials may soon be ready to reverse course on interest rate hikes. “If the economy evolves as projected, the median participant projects that the appropriate level of the federal funds rate will be 4.6% at the end of 2024, 3.6% at the end of 2025, and 2.9% at the end of 2026,” Fed Chair Jerome Powell said in a statement. The third quarter growth in the U.S. economy was buoyed by a strong consumer in spite of higher interest rates, ongoing inflation pressures, and a variety of other domestic and global headwinds. The sharp increase came due to contributions from consumer spending, increased inventories, exports, residential investment and government spending. The GDP increase marked the biggest gain since the fourth quarter of 2021. While the U.S. has proven resilient to the various challenges, most economists expect growth to slow considerably in the coming months. However, they generally think the U.S. can skirt a recession absent any other unforeseen shocks.

The U.S labor market closed out 2023 in strong shape as the pace of hiring was even more powerful than expected, the Labor Department reported. December’s job report showed employers added 216,000 positions for the month while the unemployment rate held at 3.7%. Payroll growth showed a sizeable gain from November’s downwardly revised 173,000. October was also revised lower, to 105,000 from 150,000, indicating a slightly less robust picture for growth in the fourth quarter. Economists surveyed by Dow Jones had been looking for payrolls to increase 170,000 and the unemployment rate to nudge higher to 3.8%. The December hiring boost as reflected in the Labor Department report was led by a gain of 52,000 in government jobs and another 38,000 in health-care related fields. The report showed that inflationary pressures, despite receding elsewhere, are still prevalent in the labor market. Average hourly earnings rose 0.4% on the month and were up 4.1% from a year ago, both higher than the respective estimates for 0.3% and 3.9%.

During its December meeting, The Federal Open Market Committee (FOMC) agreed to hold its benchmark rate steady in a range between 5.25% and 5.5%. At the meeting, Federal Reserve officials concluded that interest rate cuts are likely in 2024, though they appeared to provide little in the way of when that might occur, according to the minutes. Members indicated they expect three quarter-percentage point cuts by the end of 2024. Officials noted the progress that has been made in the battle to bring down inflation. They said supply chain factors that contributed substantially to a surge that peaked in mid-2022 appear to have eased. In addition, they cited progress in bringing the labor market better into balance, though that also is a work in progress. The “dot plot” of individual members’ expectations released following the meeting showed that participants expect cuts over the coming three years to bring the overnight borrowing rate back down near the long-run range of 2%. However, the minutes noted an “unusually elevated degree of uncertainty” about the policy path. Several members said it might be necessary to keep the funds rate at an elevated level if inflation doesn’t cooperate, and others noted the potential for additional hikes depending on how conditions evolve. Despite the cautionary tone from Fed officials, markets expect the central bank to cut aggressively in 2024.

Market Commentary

After a dismal year of stock market returns in 2022, most investors were happy to see the year end and a new year begin. Investors went into 2023 worried about inflation, rising rates, slow economic growth and expecting a recession by the second half of the year. Instead, inflation cooled and the economy remained solid despite numerous early headwinds. The first part of 2023 the market had to endure a regional banking crisis while the Fed raised interest rates four times sparking fears of a credit crunch. The latter half of 2023 saw a market rally driven by speculation that the Fed would cut interest rates. At the FOMC December meeting, officials signaled that no additional increases are expected and they will likely lower rates in the coming year.

2023 marked a much-needed comeback when it came to both stock and bond market performance. Bolstered by the combination of a solid economy, better-than-expected corporate earnings, and an apparent end to the Federal Reserve’s interest rate hikes. Stocks were able to rally over 25% in 2023 led mostly by Technology stocks, more specifically a small group of tech names referred to as the Magnificent Seven. Composed of Apple, Alphabet (Google), Amazon, Meta Platforms

8	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

(Facebook), Microsoft, Nvidia and Tesla, the group contributed roughly 60% to the S&P 500’s gains in 2023. One of the tailwinds for these stocks is expectations of multiple Fed interest rate cuts in 2024, along with the emerging boom in artificial intelligence technologies.

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Fund Summary

The Spirit of America Large Cap Value Fund, SOAVX (the “Fund”), seeks to provide capital appreciation with a secondary objective of current income. The emphasis of the Fund is focused on investing in a diversified portfolio. We are invested in all 11 sectors on the S&P 500 Index.

The material factors that affected the Fund were market direction, stock selection, and the ongoing Covid-19 pandemic. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old-fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on the experience of our dedicated team of professionals.

Return Summary

The Fund had a total return of 27.57% (no load, gross of fees) in 2023. This compares to its benchmark, the S&P 500 Index, which was up 26.29% for the year.

The material factors that affected the Fund’s outperformance of its benchmark, the S&P 500, were market direction and security selection. The Fund continues to invest with a value approach looking for companies with attractive valuations. The Fund outweighed the S&P by 3.49% in the Information Technology sector which was the best performing sector for the year. Another reason for the Fund’s outperformance over the benchmark was the Consumer Staples sector ending the year with a total return down over two percent, and the Fund was two percent less concentrated in that segment than the S&P 500. This was due to the security selection and sector positioning within the Fund.

9

SPIRIT OF AMERICA LARGE CAP VALUE FUND
ILLUSTRATION OF INVESTMENTS (UNAUDITED)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2023

Technology	34.72%	$52,393,162
Health Care	10.66%	16,079,811
Energy	10.19%	15,371,171
Industrials	9.71%	14,649,335
Consumer Staples	8.66%	13,059,053
Financials	7.91%	11,926,193
Consumer Discretionary	6.06%	9,135,586
Communications	6.01%	9,065,869
Utilities	2.57%	3,871,952
Real Estate Investment Trusts (REITs)	1.94%	2,927,280
Materials	1.57%	2,366,065
Total Investments	100.00%	$150,845,477

Average Annual Returns (Unaudited)

For the periods ended December 31, 2023

	1 Year	5 Year	10 Year	Expense Ratios[4]
Class A Shares - with load	19.06%	13.64%	9.57%	1.51%
Class A Shares - no load	25.67%	14.87%	10.16%	1.51%
Class C Shares - with load[1]	23.80%	14.06%	9.37%	2.21%
Class C Shares - no load[1]	24.80%	14.06%	9.37%	2.21%
Institutional Shares[2]	26.05%	15.22%	10.49%	1.21%
S&P 500 Index[3]	26.29%	15.69%	12.03%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.25% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[3]	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[4]	Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2023. Additional information pertaining to the Fund’s expense ratios as of December 31, 2023, can be found in the Financial Highlights tables.

10	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
ILLUSTRATION OF INVESTMENTS (UNAUDITED) (CONT.)

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution policy whereby the Fund will declare semi-annual distributions comprised of income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amount of $1.40 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented in the table above as well as in the Financial Highlights tables.

11

SPIRIT OF AMERICA LARGE CAP VALUE FUND
ILLUSTRATION OF INVESTMENTS (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund’s Class A Shares over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and future returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

12	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are very pleased to provide the 2023 Annual report for the Spirit of America Municipal Tax Free Bond Fund. We look forward to continued inflows and further development of the Spirit of America Municipal Tax Free Bond Fund.

Our many years of experience in the municipal bond market have helped us to pursue a balance between yield and quality. Our goal is to continue seeking current income that is exempt from federal income tax, while employing a relatively conservative approach to investing in the municipal market. Although the mandate of the Spirit of America Municipal Tax Free Bond Fund allows it to invest in lower rated securities, at this time, the focus will continue to be investing in bonds which are investment grade.

We appreciate your support of our fund and look forward to your future investment in the Spirit of America Municipal Tax Free Bond Fund.

Thank you for being a part of the Spirit of America Family of Funds.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Mark Reilly Portfolio Manager

13

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of the third quarter 2023 gross domestic product (GDP), to show an increase in the annual growth rate of 4.9%, which was lower than initial projections of 5.2%, mainly because of a decline in consumer spending. At a 4.9% growth rate, the U.S. increased at more than twice the rate of growth in the previous quarter and puts to rest concerns of a recession this year. The solid third-quarter growth came even as the Federal Reserve raised interest rates to their highest level in years. The Fed has raised interest rates 11 times since March of last year, pushing the federal funds rates to a 22-year high of 5.25% to 5.5% to slow the economy and lower soaring inflation. Fed Chairman Jerome Powell hinted at the last rate meeting that Fed officials may soon be ready to reverse course on interest rate hikes. “If the economy evolves as projected, the median participant projects that the appropriate level of the federal funds rate will be 4.6% at the end of 2024, 3.6% at the end of 2025, and 2.9% at the end of 2026,” Fed Chair Jerome Powell said in a statement. The third quarter growth in the U.S. economy was buoyed by a strong consumer in spite of higher interest rates, ongoing inflation pressures, and a variety of other domestic and global headwinds. The sharp increase came due to contributions from consumer spending, increased inventories, exports, residential investment and government spending. The GDP increase marked the biggest gain since the fourth quarter of 2021. While the U.S. has proven resilient to the various challenges, most economists expect growth to slow considerably in the coming months. However, they generally think the U.S. can skirt a recession absent any other unforeseen shocks.

The U.S labor market closed out 2023 in strong shape as the pace of hiring was even more powerful than expected, the Labor Department reported. December’s job report showed employers added 216,000 positions for the month while the unemployment rate held at 3.7%. Payroll growth showed a sizeable gain from November’s downwardly revised 173,000. October was also revised lower, to 105,000 from 150,000, indicating a slightly less robust picture for growth in the fourth quarter. Economists surveyed by Dow Jones had been looking for payrolls to increase 170,000 and the unemployment rate to nudge higher to 3.8%. The December hiring boost as reflected in the Labor Department report was led by a gain of 52,000 in government jobs and another 38,000 in health-care related fields. The report showed that inflationary pressures, despite receding elsewhere, are still prevalent in the labor market. Average hourly earnings rose 0.4% on the month and were up 4.1% from a year ago, both higher than the respective estimates for 0.3% and 3.9%.

During its December meeting, The Federal Open Market Committee (FOMC) agreed to hold its benchmark rate steady in a range between 5.25% and 5.5%. At the meeting, Federal Reserve officials concluded that interest rate cuts are likely in 2024, though they appeared to provide little in the way of when that might occur, according to the minutes. Members indicated they expect three quarter-percentage point cuts by the end of 2024. Officials noted the progress that has been made in the battle to bring down inflation. They said supply chain factors that contributed substantially to a surge that peaked in mid-2022 appear to have eased. In addition, they cited progress in bringing the labor market better into balance, though that also is a work in progress. The “dot plot” of individual members’ expectations released following the meeting showed that participants expect cuts over the coming three years to bring the overnight borrowing rate back down near the long-run range of 2%. However, the minutes noted an “unusually elevated degree of uncertainty” about the policy path. Several members said it might be necessary to keep the funds rate at an elevated level if inflation doesn’t cooperate, and others noted the potential for additional hikes depending on how conditions evolve. Despite the cautionary tone from Fed officials, markets expect the central bank to cut aggressively in 2024.

Market Commentary

Total 2023 municipal bond volume fell slightly from 2022 as market volatility, higher interest rates, pandemic aid and slower economic growth kept issuers on the sidelines. However, a robust fourth quarter buoyed issuance for the year, so volume only ticked down 2.8%, much better than previous quarters where issuance was down double digits. The muni market saw $379.992 billion of debt issues in 2023, only $11.076 billion less than the $391.068 billion seen in 2022. This is less severe than last year when issuance fell 19.1% from 2021. Tax-exempt issuance rose 3.3% to $325.840 billion from $315.317 billion in 2022. Taxable issuance dropped 31% to $37.443 billion from $54.279 billion in 2022. Firms were mixed on expectations of total issuance for 2023. Estimates were between $302 billion and $500 billion by the end of 2022, based on factors such as market volatility, a potential recession and its severity, and Fed policy.

14	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

The 30 Year US Treasury yield moved from a 3.84% on 1/3/23 to a 4.03% on 12/29/23. The MMD Tax-Free 30 Year AAA yield began the year at a 3.57% on 1/3/23 and ended the year at a 3.42% on 12/29/23. The U.S. 10-year Treasury yield finished 2023 at 3.88% in a momentous year for treasury yields as the Federal Reserve continued its aggressive hiking campaign and investors fretted over high inflation and a potential recession. The 10-year yield started the year at 3.74%. The yield hit a high of 4.99% in October.

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Fund Summary

The Spirit of America Municipal Tax Free Bond Fund’s, SOAMX (the “Fund”), seeks to provide high current income that is exempt from federal income tax, including alternative minimum tax. The Fund focuses on quality credits in the municipal market. We are targeting a balance between attractive yield and quality investments.

The Fund can invest in lower rated securities; however we have kept our focus on investing in bonds that are investment grade. Our plan is to continue with this relatively conservative approach to investing in the municipal market.

In keeping with this philosophy, the Fund has been able to maintain attractive yields without venturing into the speculative, below investment grade, segment of the municipal market. As of December 31, 2023, approximately 97.35% of the portfolio was above investment grade, with 97.35% rated “A” or better. The average rating of holdings in the Fund is Aa2/AA.

One of the Fund’s goals has been to diversify with respect to geographic location and sector. As of the end of December 2023, the Fund consists of 150 different positions varied across 31 states and the District of Columbia. The holdings range throughout various sectors, including areas such as: general obligations, healthcare, education, industrial development and other public improvement bonds.

While it certainly has not been a primary goal of the Fund, we have been able to maintain a percentage of bonds in states and territories which have a state tax exemption in New York, New Jersey and Connecticut, where a majority of our clients reside. Additionally, Puerto Rico bonds are exempt from state tax. Due to the struggles Puerto Rico has been facing, the Fund has actively managed its Puerto Rico holdings. As of December 31, 2023, Puerto Rico holdings now represent 0.00% of the portfolio.

Return Summary

The Fund’s Net Asset Value went from $8.47 to $8.64 during 2023. The Fund is currently at $35,072,256 million in net assets with 1,025 shareholder accounts as of December 31, 2023.

The Fund had a total one year return of 5.44% (no load, gross of fees) for 2023. This compares to the 6.40% return of its benchmark, the Bloomberg Municipal Bond Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account. The Fund’s slight underperformance relative to the benchmark was largely due to the Fund’s shorter duration and average maturity as compared to the (BBMBI). Longer maturing bonds, in general, experience greater price appreciation than bonds with shorter maturities, when interest rates are falling.

The material factors that affected the Fund were the drop in municipal bond interest rates in 2023 and the continued investment in high quality securities. As a result of the Fund’s focus on quality, it had zero exposure to Puerto Rico whose challenges have been well documented. The Fund does not rely on derivatives or leverage strategies. The value of the Fund and the securities may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

15

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Including the sales charge and expenses, as of December 31, 2023, the Fund’s one year return was (0.48%). The Fund had an annualized five year return of (0.09%) and an annualized return since inception of 2.47%. Our plan is to proceed with the same strategy that we have utilized since the Fund’s inception. We will continue to seek out municipal bonds that provide a balance between credit risk and the potential to offer high current income and consistently attractive yields.

Ratings are provided by Moody’s Investor Services and Standard & Poor’s. The Moody’s ratings in the following ratings explanations are in parenthesis.

AAA (Aaa) - The highest rating assigned by Moody’s and S&P. Capacity to pay interest and repay principal is extremely strong. AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and

“C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund.

Ratings are based on Moody’s and S&P, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

16	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
ILLUSTRATION OF INVESTMENTS (UNAUDITED)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2023

New York	17.70%	$6,155,444	Arizona	1.52%	$529,605
Florida	10.03%	3,488,044	Colorado	1.45%	504,229
Pennsylvania	9.18%	3,192,723	Money Market Funds	1.11%	387,013
Texas	7.56%	2,628,252	Tennessee	1.01%	351,849
California	6.60%	2,296,357	North Carolina	0.93%	321,893
Connecticut	6.18%	2,148,936	South Dakota	0.81%	283,236
Massachusetts	6.05%	2,103,511	Rhode Island	0.76%	265,798
Illinois	4.04%	1,405,307	Iowa	0.76%	263,399
New Jersey	3.49%	1,212,909	New Mexico	0.73%	255,363
Nevada	2.77%	964,598	Virginia	0.73%	254,966
Georgia	2.44%	848,203	Washington	0.73%	254,194
District of Columbia	2.30%	799,887	Delaware	0.66%	228,053
Michigan	2.10%	728,774	Indiana	0.52%	180,609
Maine	1.78%	618,005	Vermont	0.45%	155,048
Nebraska	1.74%	605,531	North Dakota	0.29%	100,229
Missouri	1.70%	591,300	Wisconsin	0.21%	71,340
Minnesota	1.67%	581,375	Total Investments	100.00%	$34,775,980

17

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
ILLUSTRATION OF INVESTMENTS (UNAUDITED) (CONT.)

Average Annual Returns (Unaudited)

For the periods ended December 31, 2023

				Expense Ratios[4]
					With Applicable
	1 Year	5 Year	10 Year	Gross	Waivers
Class A Shares - with load	(0.48)%	(0.09)%	2.06%	1.19%	0.92%
Class A Shares - no load	4.48%	0.89%	2.56%	1.19%	0.92%
Class C Shares - with load[1]	2.49%	0.03%	1.65%	2.04%	1.77%
Class C Shares - no load[1]	3.49%	0.03%	1.65%	2.04%	1.77%
Institutional Shares[2]	4.64%	1.04%	2.71%	1.04%	0.77%
Bloomberg Municipal Bond Index[3]	6.40%	2.25%	3.03%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[3]	The Bloomberg Municipal Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[4]	Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2023. Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 0.90%, 1.75% and 0.75% of the Class A Shares, Class C Shares and Institutional Shares average daily net assets, respectively, through May 1, 2024. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser. Additional information pertaining to the Fund’s expense ratios as of December 31, 2023, can be found in the Financial Highlights tables.

18	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
ILLUSTRATION OF INVESTMENTS (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund’s Class A Shares over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and future returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

19

SPIRIT OF AMERICA INCOME FUND
MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are pleased to send you the 2023 Annual Report for the Spirit of America Income Fund. The Spirit of America Income Fund began operations on December 31, 2008.

As 2023 has come to an end, we could not be more proud and excited about the progress of this fund. Our goal is to continue seeking current income while investing in quality fixed income securities.

We firmly maintain our philosophy that striving for the optimal balance between yield and quality will continue to position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals.

Your support is sincerely appreciated and we look forward to your continued confidence in the Spirit of America Income Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Mark Reilly Portfolio Manager

20	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of the third quarter 2023 gross domestic product (GDP), to show an increase in the annual growth rate of 4.9%, which was lower than initial projections of 5.2%, mainly because of a decline in consumer spending. At a 4.9% growth rate, the U.S. increased at more than twice the rate of growth in the previous quarter and puts to rest concerns of a recession this year. The solid third-quarter growth came even as the Federal Reserve raised interest rates to their highest level in years. The Fed has raised interest rates 11 times since March of last year, pushing the federal funds rates to a 22-year high of 5.25% to 5.5% to slow the economy and lower soaring inflation. Fed Chairman Jerome Powell hinted at the last rate meeting that Fed officials may soon be ready to reverse course on interest rate hikes. “If the economy evolves as projected, the median participant projects that the appropriate level of the federal funds rate will be 4.6% at the end of 2024, 3.6% at the end of 2025, and 2.9% at the end of 2026,” Fed Chair Jerome Powell said in a statement. The third quarter growth in the U.S. economy was buoyed by a strong consumer in spite of higher interest rates, ongoing inflation pressures, and a variety of other domestic and global headwinds. The sharp increase came due to contributions from consumer spending, increased inventories, exports, residential investment and government spending. The GDP increase marked the biggest gain since the fourth quarter of 2021. While the U.S. has proven resilient to the various challenges, most economists expect growth to slow considerably in the coming months. However, they generally think the U.S. can skirt a recession absent any other unforeseen shocks.

The U.S labor market closed out 2023 in strong shape as the pace of hiring was even more powerful than expected, the Labor Department reported. December’s job report showed employers added 216,000 positions for the month while the unemployment rate held at 3.7%. Payroll growth showed a sizeable gain from November’s downwardly revised 173,000. October was also revised lower, to 105,000 from 150,000, indicating a slightly less robust picture for growth in the fourth quarter. Economists surveyed by Dow Jones had been looking for payrolls to increase 170,000 and the unemployment rate to nudge higher to 3.8%. The December hiring boost as reflected in the Labor Department report was led by a gain of 52,000 in government jobs and another 38,000 in health-care related fields. The report showed that inflationary pressures, despite receding elsewhere, are still prevalent in the labor market. Average hourly earnings rose 0.4% on the month and were up 4.1% from a year ago, both higher than the respective estimates for 0.3% and 3.9%.

During its December meeting, The Federal Open Market Committee (FOMC) agreed to hold its benchmark rate steady in a range between 5.25% and 5.5%. At the meeting, Federal Reserve officials concluded that interest rate cuts are likely in 2024, though they appeared to provide little in the way of when that might occur, according to the minutes. Members indicated they expect three quarter-percentage point cuts by the end of 2024. Officials noted the progress that has been made in the battle to bring down inflation. They said supply chain factors that contributed substantially to a surge that peaked in mid-2022 appear to have eased. In addition, they cited progress in bringing the labor market better into balance, though that also is a work in progress. The “dot plot” of individual members’ expectations released following the meeting showed that participants expect cuts over the coming three years to bring the overnight borrowing rate back down near the long-run range of 2%. However, the minutes noted an “unusually elevated degree of uncertainty” about the policy path. Several members said it might be necessary to keep the funds rate at an elevated level if inflation doesn’t cooperate, and others noted the potential for additional hikes depending on how conditions evolve. Despite the cautionary tone from Fed officials, markets expect the central bank to cut aggressively in 2024.

Market Commentary

Following a brutal 2022, Investors went into 2023 worried about inflation and expecting a recession by the second half of the year. Instead, inflation has cooled and the economy remained solid despite numerous early headwinds. We had the regional banking crisis, which sparked fears of a credit crunch and while the Fed raised interest rates four times over the year, at their December meeting, officials signaled that no additional increases are expected and they will likely lower rates in the coming year.

2023 marked a much-needed comeback when it came to both stock and bond market performance. Bolstered by the combination of a solid economy, better-than-expected corporate earnings, and an apparent end to the Federal Reserve’s interest rate hikes. Stocks were able to rally over 25% in 2023 led mostly by Technology stocks, more specifically a small group of tech names referred to as the Magnificent Seven. Composed of Apple, Alphabet (Google), Amazon, Meta Platforms (Facebook), Microsoft, Nvidia and Tesla, the group contributed roughly 60% to the S&P 500’s gains in 2023. The main tailwind’s for these stocks was due to expectations of multiple Fed rate cuts in 2024, along with the emerging boom in artificial intelligence technologies.

21

SPIRIT OF AMERICA INCOME FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Total 2023 municipal bond volume fell slightly from 2022 as market volatility, higher interest rates, pandemic aid and slower economic growth kept issuers on the sidelines. However, a robust fourth quarter buoyed issuance for the year, so volume only ticked down 2.8%, much better than previous quarters where issuance was down double digits. The muni market saw $379.992 billion of debt issues in 2023, only $11.076 billion less than the $391.068 billion seen in 2022. This is less severe than last year when issuance fell 19.1% from 2021. Tax-exempt issuance rose 3.3% to $325.840 billion from $315.317 billion in 2022. Taxable issuance dropped 31% to $37.443 billion from $54.279 billion in 2022. Firms were mixed on expectations of total issuance for 2023. Estimates were between $302 billion and $500 billion by the end of 2022, based on factors such as market volatility, a potential recession and its severity, and Fed policy.

The 30 Year US Treasury yield moved from a 3.84% on 1/3/23 to a 4.03% on 12/29/23. The MMD Taxable 30 Year AAA yield began the year at a 5.29% on 1/3/23 and ended the year at a 5.16% on 12/29/23. The U.S.10-year Treasury yield finished 2023 at 3.88% in a momentous year for treasury yields as the Federal Reserve continued its aggressive hiking campaign and investors fretted over high inflation and a potential recession. The 10-year yield started the year at 3.74%. The yield hit a high of 4.99% in October.

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Fund Summary

The Spirit of America Income Fund’s, SOAIX (the “Fund”) objective is to seek high current income. The emphasis of the Fund is focused on investing in a diversified portfolio of taxable municipal bonds, income producing equity securities, preferred stocks, collateralized mortgage obligations, and master limited partnerships (MLPs).

At the end of 2023, the Fund had over 59% of its assets in taxable municipal bonds, more than 20% in preferred stock, over 10% in corporate bonds and more than 8% in common stock securities. We remain diligent in our approach to the market. Here at Spirit of America each and every credit goes through rigorous credit analysis.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model.

We invest the old-fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on the experience of our dedicated team of professionals. When we began the Fund, we felt the environment was favorable to start an income fund and while past performance is no guarantee of future results; our results continue to validate that belief.

Return Summary

The Fund’s Net Asset Value went from $10.08 to $10.09 during 2023. The Fund is currently at $71,839,917 million in net assets with 3,612 shareholder accounts as of December 31, 2023.

The Fund had a total return of 8.14% (gross of fees) for fiscal year ended December 31, 2023. This compares to the 5.53% returned by its benchmark, the Bloomberg U.S. Aggregate Index, for the same period.

The material factors that affected the Fund were market direction and security selection. The Fund’s outperformance relative to its benchmark was principally due to the performance of the preferred stock holdings within the portfolio, which are not prevalent in the benchmark. The preferred stock holdings within the Fund had a total return of approximately 10% for 2023. The Fund does not rely on derivatives or leverage strategies. The value of the Fund and the securities may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Including the sales charge and expenses, as of December 31, 2023, the Fund’s one year return was 1.86%. The Fund, which began operations in January 2009, had an annualized five year return of 1.93% and an annualized return since inception of 5.40%.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk with a focus on quality.

22	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
ILLUSTRATION OF INVESTMENTS (UNAUDITED)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2023

Municipal Bonds	59.86%	$42,813,944
Preferred Stocks	20.16%	14,425,995
Corporate Bonds	10.90%	7,799,789
Common Stocks	9.01%	6,448,908
Collateralized Mortgage Obligations	0.07%	52,341
Total Investments	100.00%	$71,540,977

Average Annual Returns (Unaudited)

For the periods ended December 31, 2023

				Expense Ratios[4]
					With Applicable
	1 Year	5 Year	10 Year	Gross	Waivers
Class A Shares - with load	1.86%	1.93%	3.50%	1.18%	1.12%
Class A Shares - no load	6.94%	2.92%	4.00%	1.18%	1.12%
Class C Shares - with load[1]	5.25%	2.16%	3.22%	1.93%	1.87%
Class C Shares - no load[1]	6.25%	2.16%	3.22%	1.93%	1.87%
Institutional Shares[2]	7.30%	3.18%	4.26%	0.93%	0.87%
Bloomberg U.S. Aggregate Bond Index[3]	5.53%	1.10%	1.81%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[3]	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[4]	Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2023. Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.10%, 1.85% and 0.85% of the Class A Shares, Class C Shares and Institutional Shares average daily net assets, respectively, through May 1, 2024. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser. Additional information pertaining to the Fund’s expense ratios as of December 31, 2023, can be found in the Financial Highlights tables.

23

SPIRIT OF AMERICA INCOME FUND
ILLUSTRATION OF INVESTMENTS (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund’s Class A Shares over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and future returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

24	SPIRIT OF AMERICA

SPIRIT OF AMERICA UTILITIES FUND
MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We welcome this opportunity to share with you, our investors, the Annual Report for the Spirit of America Utilities Fund. The Spirit of America Utilities Fund began operations on January 31, 2023.

At Spirit of America Investment Fund, Inc., we take a comprehensive approach to investing. Our portfolio managers and analysts use their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis.

We believe that investing in sound companies with attractive valuations will help enhance the long-term returns of the Spirit of America Utilities Fund.

The Spirit of America Utilities Fund’s investment philosophy is to focus on U.S. based companies within the utility sector that are principally engaged in operations such as providing electricity, natural gas, water and communication services to the public.

We appreciate your continued support and look forward to your future investment in the Spirit of America Utilities Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Mark Reilly Portfolio Manager

25

SPIRIT OF AMERICA UTILITIES FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of the third quarter 2023 gross domestic product (GDP), to show an increase in the annual growth rate of 4.9%, which was lower than initial projections of 5.2%, mainly because of a decline in consumer spending. At a 4.9% growth rate, the U.S. increased at more than twice the rate of growth in the previous quarter and puts to rest concerns of a recession this year. The solid third-quarter growth came even as the Federal Reserve raised interest rates to their highest level in years. The Fed has raised interest rates 11 times since March of last year, pushing the federal funds rates to a 22-year high of 5.25% to 5.5% to slow the economy and lower soaring inflation. Fed Chairman Jerome Powell hinted at the last rate meeting that Fed officials may soon be ready to reverse course on interest rate hikes. “If the economy evolves as projected, the median participant projects that the appropriate level of the federal funds rate will be 4.6% at the end of 2024, 3.6% at the end of 2025, and 2.9% at the end of 2026,” Fed Chair Jerome Powell said in a statement. The third quarter growth in the U.S. economy was buoyed by a strong consumer in spite of higher interest rates, ongoing inflation pressures, and a variety of other domestic and global headwinds. The sharp increase came due to contributions from consumer spending, increased inventories, exports, residential investment and government spending. The GDP increase marked the biggest gain since the fourth quarter of 2021. While the U.S. has proven resilient to the various challenges, most economists expect growth to slow considerably in the coming months. However, they generally think the U.S. can skirt a recession absent any other unforeseen shocks.

The U.S labor market closed out 2023 in strong shape as the pace of hiring was even more powerful than expected, the Labor Department reported. December’s job report showed employers added 216,000 positions for the month while the unemployment rate held at 3.7%. Payroll growth showed a sizeable gain from November’s downwardly revised 173,000. October was also revised lower, to 105,000 from 150,000, indicating a slightly less robust picture for growth in the fourth quarter. Economists surveyed by Dow Jones had been looking for payrolls to increase 170,000 and the unemployment rate to nudge higher to 3.8%. The December hiring boost as reflected in the Labor Department report was led by a gain of 52,000 in government jobs and another 38,000 in health-care related fields. The report showed that inflationary pressures, despite receding elsewhere, are still prevalent in the labor market. Average hourly earnings rose 0.4% on the month and were up 4.1% from a year ago, both higher than the respective estimates for 0.3% and 3.9%.

During its December meeting, The Federal Open Market Committee (FOMC) agreed to hold its benchmark rate steady in a range between 5.25% and 5.5%. At the meeting, Federal Reserve officials concluded that interest rate cuts are likely in 2024, though they appeared to provide little in the way of when that might occur, according to the minutes. Members indicated they expect three quarter-percentage point cuts by the end of 2024. Officials noted the progress that has been made in the battle to bring down inflation. They said supply chain factors that contributed substantially to a surge that peaked in mid-2022 appear to have eased. In addition, they cited progress in bringing the labor market better into balance, though that also is a work in progress. The “dot plot” of individual members’ expectations released following the meeting showed that participants expect cuts over the coming three years to bring the overnight borrowing rate back down near the long-run range of 2%. However, the minutes noted an “unusually elevated degree of uncertainty” about the policy path. Several members said it might be necessary to keep the funds rate at an elevated level if inflation doesn’t cooperate, and others noted the potential for additional hikes depending on how conditions evolve. Despite the cautionary tone from Fed officials, markets expect the central bank to cut aggressively in 2024.

Market Commentary

Following a brutal 2022, Investors went into 2023 worried about inflation and expecting a recession by the second half of the year. Instead, inflation has cooled and the economy remained solid despite numerous early headwinds. We had the regional banking crisis, which sparked fears of a credit crunch and while the Fed raised interest rates four times over the year, at their December meeting, officials signaled that no additional increases are expected and they will likely lower rates in the coming year.

The utilities sector pulled back in 2023 as investors shifted their favor away from defensive stocks (which shined in 2022) and toward mega-cap growth companies. Gains in the S&P 500 were largely driven by a handful of companies in the technology and communication sectors. But past performance is never a guarantee of future results, and investors should remember that the upside of poor performance is often lower valuations. By late 2023, valuations among utilities stocks had fallen significantly lower and the sector was trading at one of its largest discounts to the S&P in the past 20 years.

26	SPIRIT OF AMERICA

SPIRIT OF AMERICA UTILITIES FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Fund Summary

The Spirit of America Utilities Fund’s, SOAUX (the “Fund”) objective is to maximize total return while providing investors a combination of current income and capital appreciation by investing in a diversified portfolio of securities of U.S based utility and utility related companies.

At the end of 2023, the majority of the Fund’s investments are in the electric utility sector engaged in providing electricity to homes and businesses. The Fund also invested a percentage in multi-utility companies, independent power producers, water utilities, gas utilities, renewable electric companies, oil & gas storage & transportation companies as well as environmental & facilities services.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model.

We invest the old-fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on the experience of our dedicated team of professionals.

Return Summary

The Fund’s Net Asset Value went from $20.00 to $17.48 during 2023. The Fund is currently at $14,468,545 million in net assets with 310 shareholder accounts as of December 31, 2023.

The Fund had a total return of (2.80%) (gross of fees) since inception of January 31, 2023 for year ended December 31, 2023. This compares to the (5.19%) returned by its benchmark, the S&P 500 Utilities Index, for the same period.

The material factors that affected the Fund were market direction and security selection. The Fund’s outperformance relative to its benchmark was principally due to individual stock selection and the management of the Fund’s cash position. When equity markets experience downward pressure, cash positions can act as a buffer against those market trends. The Fund does not rely on derivatives or leverage strategies. The value of the Fund and the securities may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Including the sales charge and expenses, as of December 31, 2023, the Fund had a return of (9.67%) since inception.

We plan to proceed with the same game plan we have employed since the Fund began: Seeking out quality U.S. based utility companies with strong fundamentals and attractive valuations while providing investors a combination of current income and capital appreciation.

27

SPIRIT OF AMERICA UTILITIES FUND
ILLUSTRATION OF INVESTMENTS (UNAUDITED)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2023

Utilities	92.92%	$13,417,619
Money Market Funds	6.29%	907,907
Energy	0.48%	69,660
Industrials	0.31%	44,775
Total Investments	100.00%	$14,439,961

Average Annual Returns (Unaudited)

For the periods ended December 31, 2023

		Expense Ratios[2]
	Since
	Inception
	(January 31,		With Applicable
	2023)	Gross	Waivers
Class A Shares - with load	(9.67)%	2.19%	1.53%
Class A Shares - no load	(4.16)%	2.19%	1.53%
Class C Shares - with load	(5.74)%	2.94%	2.28%
Class C Shares - no load	(4.85)%	2.94%	2.28%
Institutional Shares	(4.00)%	1.94%	1.28%
S&P 500 Utilities Index[1]	(5.19)%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	The S&P 500 Utilities Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[2]	Reflects the expense ratio as disclosed in the Fund’s prospectus dated January 30, 2023. Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.53%, 2.28% and 1.28% of the Class A Shares, Class C Shares and Institutional Shares average daily net assets, respectively, through May 1, 2024. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser. Additional information pertaining to the Fund’s expense ratios as of December 31, 2023, can be found in the Financial Highlights tables.

28	SPIRIT OF AMERICA

SPIRIT OF AMERICA UTILITIES FUND
ILLUSTRATION OF INVESTMENTS (UNAUDITED) (CONT.)

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution policy whereby the Fund will declare semi-annual distributions comprised of income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amount of $1.70 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented on the prior page as well as in the Financial Highlights tables.

29

SPIRIT OF AMERICA UTILITIES FUND
ILLUSTRATION OF INVESTMENTS (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)

(includes one-time 5.75% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund’s Class A Shares made on January 31, 2023 (commencement of operations) and held through December 31, 2023.

Past performance does not guarantee future results. The performance data quoted represents past performance and future returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

30	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
SCHEDULE OF INVESTMENTS | DECEMBER 31, 2023

	Shares	Market Value
Common Stocks 97.66%

Data Center REITs 10.93%
Digital Realty Trust, Inc.	25,381	$3,415,775
Equinix, Inc.	6,160	4,961,202
		8,376,977
Energy 1.02%
Cheniere Energy Partners LP	2,863	142,549
Energy Transfer LP	20,000	276,000
Enterprise Products Partners LP	6,000	158,100
MPLX LP	5,500	201,960
		778,609
Gaming REITs 6.11%
Gaming and Leisure Properties, Inc.	33,385	1,647,550
VICI Properties, Inc.	95,297	3,038,068
		4,685,618
Health Care REITs 5.33%
Global Medical REIT, Inc.	15,000	166,500
Healthcare Realty Trust, Inc.	10,000	172,300
Healthpeak Properties, Inc.	12,568	248,846
Omega Healthcare Investors, Inc.	12,000	367,920
Physicians Realty Trust	9,350	124,449
Ventas, Inc.	6,050	301,532
Welltower, Inc.	29,975	2,702,846
		4,084,393
Hotel REITs 3.59%
Apple Hospitality REIT, Inc.	45,210	750,938
Host Hotels & Resorts, Inc.	48,900	952,083
Park Hotels & Resorts, Inc.	9,250	141,525
Pebblebrook Hotel Trust	42,281	675,650
Summit Hotel Properties, Inc.	9,000	60,480
Sunstone Hotel Investors, Inc.	15,700	168,461
		2,749,137
Industrial REITs 16.26%
Americold Realty Trust	4,700	142,269
Plymouth Industrial REIT Inc.	1,500	36,105
Prologis, Inc.	51,351	6,845,088
Rexford Industrial Realty, Inc.	18,500	1,037,850
STAG Industrial, Inc.	45,950	1,803,997
Terreno Realty Corp.	41,400	2,594,538
		12,459,847
Infrastructure REITs 1.56%
American Tower Corp., Class A	2,760	595,829
Crown Castle International Corp.	5,230	602,444
		1,198,273
Midstream - Oil & Gas 0.10%
Plains All American Pipeline LP	2,000	30,300
Plains GP Holdings LP, Class A(a)	3,000	47,850
		78,150

See accompanying notes which are an integral part of these financial statements.

31

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2023

	Shares	Market Value
Mortgage Finance 0.78%
Blackstone Mortgage Trust, Inc., Class A	13,200	$280,764
Starwood Property Trust, Inc.	15,000	315,300
		596,064
Multi Asset Class REITs 2.41%
Lexington Realty Trust	2,700	26,784
One Liberty Properties, Inc.	2,500	54,775
WP Carey, Inc.	27,200	1,762,832
		1,844,391
Office REITs 2.57%
Alexandria Real Estate Equities, Inc.	7,100	900,067
Boston Properties, Inc.	6,715	471,191
Cousins Properties, Inc.	8,500	206,975
Empire State Realty Trust, Inc., Class A	9,000	87,210
Hudson Pacific Properties, Inc.	11,000	102,410
Kilroy Realty Corp.	4,265	169,918
Net Lease Office Properties	1,846	34,114
		1,971,885
Residential REITs 20.83%
American Homes 4 Rent, Class A	34,800	1,251,408
Apartment Income REIT Corp.	25,902	899,577
AvalonBay Communities, Inc.	15,390	2,881,316
Camden Property Trust	13,200	1,310,628
Equity LifeStyle Properties, Inc.	25,450	1,795,243
Equity Residential	30,715	1,878,529
Essex Property Trust, Inc.	5,936	1,471,772
Mid-America Apartment Communities, Inc.	7,972	1,071,915
Sun Communities, Inc.	13,000	1,737,450
UDR, Inc.	43,600	1,669,444
		15,967,282
Retail REITs 12.28%
Agree Realty Corp.	8,250	519,338
Brixmor Property Group, Inc.	47,475	1,104,743
Federal Realty Investment Trust	12,400	1,277,820
Four Corners Property Trust, Inc.	5,000	126,500
Getty Realty Corp.	1,000	29,220
Kimco Realty Corp.	27,569	587,495
National Retail Properties, Inc.	17,750	765,025
Realty Income Corp.	30,985	1,779,159
Regency Centers Corp.	14,800	991,600
Simon Property Group, Inc.	13,500	1,925,640
Spirit MTA REIT(a)(b)	1,140	—
Tanger Factory Outlet Centers, Inc.	11,000	304,920
		9,411,460
Self-Storage REITs 11.11%
CubeSmart	21,450	994,207
Extra Space Storage, Inc.	29,830	4,782,644
Public Storage	8,975	2,737,375
		8,514,226

See accompanying notes which are an integral part of these financial statements.

32	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2023

	Shares	Market Value
Specialty REITs 2.54%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4,717	$130,095
Iron Mountain, Inc.	25,900	1,812,482
		1,942,577
Timber REITs 0.24%
Weyerhaeuser Co.	5,300	184,281

Total Common Stocks
(Cost $60,350,402)		74,843,170

Preferred Stocks 2.55%

Data Center REITs 0.12%
Digital Realty Trust, Inc., Series J, 5.25%	4,000	88,600

Hotel REITs 1.15%
Ashford Hospitality Trust, Inc., Series F, 7.38%	6,000	84,060
Pebblebrook Hotel Trust, Series F, 6.30%	2,500	54,400
Pebblebrook Hotel Trust, Series G, 6.38%	4,000	84,440
Pebblebrook Hotel Trust, Series H, 6.38%	6,000	113,460
Sotherly Hotels, Inc., Series B, 8.00%	6,000	120,600
Sotherly Hotels, Inc., Series C, 7.88%	2,000	42,500
Summit Hotel Properties, Inc., Series F, 5.88%	10,000	209,000
Sunstone Hotel Investors, Inc., Series H, 6.13%	4,000	87,000
Sunstone Hotel Investors, Inc., Series I, 5.70%	4,000	84,800
		880,260
Mortgage Finance 0.04%
New York Mortgage Trust Inc., Series G, 7.00%	2,000	35,160

Multi Asset Class REITs 0.05%
Vornado Realty Trust, Series M, 5.25%	2,500	37,500

Office REITs 0.07%
Hudson Pacific Properties Inc., Series C, 4.75%	4,000	56,040

Residential REITs 0.06%
American Homes 4 Rent, Series G, 5.88%	2,000	48,100

Retail REITs 0.24%
CTO Realty Growth, Inc., Series A, 6.38%	2,000	40,200
Federal Realty Investment Trust, Series C, 5.00%	6,500	148,265
		188,465
Self-Storage REITs 0.82%
Public Storage, Series I, 4.88%	1,917	42,922
Public Storage, Series K, 4.75%	4,000	86,160
Public Storage, Series L, 4.63%	2,000	42,780
Public Storage, Series M, 4.13%	1,167	21,799
Public Storage, Series N, 3.88%	4,000	68,280
Public Storage, Series P, 4.00%	2,000	35,740
Public Storage, Series Q, 3.95%	4,000	69,400

See accompanying notes which are an integral part of these financial statements.

33

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2023

	Shares	Market Value
Self-Storage REITs (cont.)
Public Storage, Series R, 4.00%	4,000	$72,600
Public Storage, Series S, 4.10%	10,000	184,900
		624,581
Total Preferred Stocks
(Cost $2,516,326)		1,958,706

Total Investments — 100.21%
(Cost $62,866,728)		76,801,876
Liabilities in Excess of Other Assets — (0.21)%		(162,065)
NET ASSETS — 100.00%		$76,639,811

(a)	Non-income producing security.

(b)	Security is currently being valued according to the fair value procedures approved by the Board of Directors.

See accompanying notes which are an integral part of these financial statements.

34	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS | DECEMBER 31, 2023

	Shares	Market Value
Common Stocks 99.89%

Communications 6.04%
Alphabet, Inc., Class A(a)	40,650	$5,678,399
AT&T, Inc.	9,500	159,410
Netflix, Inc.(a)	600	292,128
Verizon Communications, Inc.	28,540	1,075,958
Walt Disney Co. (The)	20,600	1,859,974
		9,065,869
Consumer Discretionary 6.09%
Amazon.com, Inc.(a)	19,300	2,932,442
Chipotle Mexican Grill, Inc.(a)	600	1,372,176
Home Depot, Inc. (The)	6,038	2,092,469
Lowe’s Companies, Inc.	3,400	756,670
Masco Corp.	8,500	569,330
McDonald’s Corp.	2,580	764,996
NIKE, Inc., Class B	700	75,999
Tesla, Inc.(a)	2,300	571,504
		9,135,586
Consumer Staples 8.71%
Altria Group, Inc.	12,650	510,301
Coca-Cola Co. (The)	7,900	465,547
Colgate-Palmolive Co.	1,500	119,565
Conagra Brands, Inc.	5,100	146,166
Constellation Brands, Inc., Class A	1,400	338,450
Costco Wholesale Corp.	6,781	4,476,002
Kroger Co. (The)	9,000	411,390
Lamb Weston Holdings, Inc.	4,300	464,787
PepsiCo, Inc.	2,400	407,616
Philip Morris International, Inc.	7,350	691,488
Procter & Gamble Co. (The)	7,265	1,064,613
Target Corp.	11,130	1,585,135
Wal-Mart Stores, Inc.	15,084	2,377,993
		13,059,053
Energy 10.25%
Antero Midstream Corp.	5,000	62,650
Baker Hughes Co.	8,750	299,075
Cheniere Energy, Inc.	10,100	1,724,171
Chevron Corp.	13,460	2,007,694
CNX Resources Corp.(a)	4,000	80,000
ConocoPhillips	5,300	615,171
Devon Energy Corp.	7,800	353,340
Diamondback Energy, Inc.	2,650	410,962
Enbridge, Inc.	2,000	72,040
EOG Resources, Inc.	4,400	532,180
Exxon Mobil Corp.	7,550	754,849
Halliburton Co.	2,500	90,375
Kinder Morgan, Inc.	22,750	401,310
Marathon Oil Corp.	2,000	48,320
Marathon Petroleum Corp.	1,150	170,614
Occidental Petroleum Corp.	6,500	388,115
ONEOK, Inc.	2,000	140,440
Phillips 66	7,250	965,265
Pioneer Natural Resources Co.	6,975	1,568,538

See accompanying notes which are an integral part of these financial statements.

35

SPIRIT OF AMERICA LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2023

	Shares	Market Value
Energy (cont.)
Targa Resources Corp.	5,600	$486,472
Valero Energy Corp.	16,765	2,179,450
Williams Companies, Inc. (The)	58,000	2,020,140
		15,371,171
Financials 7.36%
American Express Co.	5,000	936,700
Bank of America Corp.	24,850	836,699
Berkshire Hathaway, Inc., Class B(a)	3,970	1,415,940
Blackstone Group, Inc. (The), Class A	11,550	1,512,126
Carlyle Group, Inc. (The)	6,050	246,175
Citigroup, Inc.	15,700	807,608
CME Group, Inc.	1,404	295,682
Goldman Sachs Group, Inc. (The)	2,715	1,047,366
JPMorgan Chase & Co.	20,992	3,570,739
Morgan Stanley	3,000	279,750
Wells Fargo & Co.	2,000	98,440
		11,047,225
Health Care 10.72%
Abbott Laboratories	3,100	341,217
AbbVie, Inc.	25,157	3,898,580
Amgen, Inc.	850	244,817
Bristol-Myers Squibb Co.	16,650	854,311
Centene Corp.(a)	7,300	541,733
CVS Health Corp.	1,811	142,997
Edwards LifeSciences Corp.(a)	3,000	228,750
Eli Lilly & Co.	3,250	1,894,490
Humana, Inc.	1,350	618,044
McKesson Corp.	4,845	2,243,138
Medtronic PLC	7,069	582,344
Merck & Co., Inc.	18,350	2,000,517
Quest Diagnostics, Inc.	4,500	620,460
Thermo Fisher Scientific, Inc.	1,090	578,561
UnitedHealth Group, Inc.	2,450	1,289,852
		16,079,811
Industrials 9.77%
Boeing Co. (The)(a)	3,355	874,514
Caterpillar, Inc.	11,490	3,397,248
CSX Corp.	36,600	1,268,922
Cummins, Inc.	3,550	850,473
Deere & Co.	6,410	2,563,167
FedEx Corp.	1,800	455,346
Honeywell International, Inc.	8,900	1,866,419
Johnson Controls International PLC	8,753	504,523
Lockheed Martin Corp.	650	294,606
Raytheon Technologies Corp.	2,100	176,694
United Parcel Service, Inc., Class B	2,550	400,937
Waste Connections, Inc.	13,375	1,996,486
		14,649,335
Materials 1.58%
CF Industries Holdings, Inc.	8,200	651,900
Corteva, Inc.	7,233	346,605
Dow, Inc.	6,083	333,592

See accompanying notes which are an integral part of these financial statements.

36	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2023

	Shares	Market Value
Materials (cont.)
DuPont de Nemours, Inc.	6,500	$500,045
New Linde PLC	1,300	533,923
		2,366,065
Real Estate Investment Trusts (REITs) 1.95%
American Tower Corp., Class A	1,040	224,515
Crown Castle International Corp.	2,690	309,861
Digital Realty Trust, Inc.	1,200	161,496
Equinix, Inc.	950	765,121
Mid-America Apartment Communities, Inc.	250	33,615
Prologis, Inc.	6,300	839,790
Sun Communities, Inc.	2,600	347,490
Terreno Realty Corp.	2,075	130,040
VICI Properties, Inc.	3,073	97,967
Weyerhaeuser Co.	500	17,385
		2,927,280
Technology 34.92%
Accenture PLC, Class A	3,825	1,342,231
Adobe, Inc.(a)	1,350	805,410
Advanced Micro Devices, Inc.(a)	6,200	913,942
Apple, Inc.	48,732	9,382,372
Applied Materials, Inc.	14,220	2,304,635
Broadcom, Inc.	100	111,625
Cisco Systems, Inc.	16,750	846,210
Cognizant Technology Solutions Corp., Class A	4,600	347,438
Corning, Inc.	8,000	243,600
Dell Technologies, Inc., Class C	1,624	124,236
Garmin Ltd.	1,000	128,540
HP, Inc.	15,600	469,404
International Business Machines Corp.	2,668	436,351
MasterCard, Inc., Class A	2,400	1,023,624
Microchip Technology, Inc.	6,450	581,661
Microsoft Corp.	19,499	7,332,404
NetApp, Inc.	2,600	229,216
NortonLifeLock, Inc.	24,700	563,654
NVIDIA Corp.	30,392	15,050,726
Oracle Corp.	26,875	2,833,431
Palo Alto Networks, Inc.(a)	300	88,464
Paychex, Inc.	3,850	458,573
QUALCOMM, Inc.	3,550	513,437
ServiceNow, Inc.(a)	280	197,817
Texas Instruments, Inc.	10,425	1,777,046
Visa, Inc., Class A	7,450	1,939,608
Workday, Inc., Class A(a)	7,380	2,037,323
Zscaler, Inc.(a)	1,400	310,184
		52,393,162
Utilities 2.50%
AES Corp.	7,000	134,750
American Electric Power Company, Inc.	1,850	150,257
Dominion Energy, Inc.	13,000	611,000
Duke Energy Corp.	2,000	194,080
Edison International	2,600	185,874
NextEra Energy, Inc.	26,425	1,605,054

See accompanying notes which are an integral part of these financial statements.

37

SPIRIT OF AMERICA LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2023

	Shares	Market Value
Utilities (cont.)
UGI Corp.	1,000	$24,600
WEC Energy Group, Inc.	10,100	850,117
		3,755,732
Total Common Stocks
(Cost $72,829,607)		149,850,289

Preferred Stocks 0.66%

Financials 0.59%
Arch Capital Group Ltd., Series F, 5.45%	2,000	47,640
Arch Capital Group Ltd., Series G, 4.55%	2,000	39,820
Athene Holding Ltd., Series C, 6.38%	2,000	48,440
Bank of America Corp., Series GG, 6.00%	4,000	99,280
Bank of America Corp., Series HH, 5.88%	2,000	49,460
Bank of America Corp., Series LL, 5.00%	2,000	43,060
Bank of America Corp., Series SS, 4.75%	2,000	41,600
Charles Schwab Corp. (The), Series J, 4.45%	2,000	39,320
Globe Life, Inc., 4.25%	1,000	19,020
JPMorgan Chase & Co., Series EE, 6.00%	2,000	50,620
JPMorgan Chase & Co., Series JJ, 4.55%	2,000	41,000
JPMorgan Chase & Co., Series LL 4.63%	6,000	125,280
JPMorgan Chase & Co., Series MM, 4.20%	6,000	114,060
Northern Trust Corp., Series E, 4.70%	1,360	28,805
Prudential Financial, Inc., 5.63%	2,000	49,920
RenaissanceRE Holdings Ltd., Series G, 4.20%	150	2,583
U.S. Bancorp, Series O, 4.50%	2,000	39,060
		878,968
Utilities 0.07%
Brookfield Infrastructure Partners LP, 5.00%	2,000	31,820
DTE Energy Co., 4.38%	2,000	41,880
Entergy Louisiana LLC, 4.88%	2,000	42,520
		116,220
Total Preferred Stocks
(Cost $1,167,070)		995,188

Total Investments — 100.55%
(Cost $74,080,627)		150,845,477
Liabilities in Excess of Other Assets — (0.55)%		(824,545)
NET ASSETS — 100.00%		$150,020,932

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

38	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS | DECEMBER 31, 2023

	Principal
	Amount	Market Value
Municipal Bonds 97.92%

Arizona 1.51%
City of Phoenix, AZ, General Obligation Unlimited, Callable 7/1/2026 @ 100, 5.00%, 7/1/2027	$500,000	$529,605

California 6.54%
California Health Facilities Financing, Callable 11/15/2027 @ 100, 5.00%, 11/15/2056	250,000	260,643
California State Public Works Board, Revenue Bonds, Callable 11/1/2026 @ 100, 5.00%, 11/1/2029	600,000	639,283
Los Angeles Community College District, General Obligation Refunding Bonds Unlimited, Callable 8/1/2026 @ 100, 4.00%, 8/1/2038	500,000	511,449
Regents of the University of California Medical Center Pooled Revenue, Revenue Bond, Callable 5/15/2026 @ 100, 4.00%, 5/15/2037	145,000	147,056
San Francisco City & County Public Utilities Commission Water Revenue, Revenue Bonds Series 2020 A, Callable 4/1/2028 @ 100, 4.00%, 10/1/2043	100,000	100,935
San Francisco Municipal Transportation Agency, Callable 3/1/2027 @ 100, 4.00%, 3/1/2046	200,000	200,710
State of California, General Obligation Unlimited, Callable 8/1/2025 @ 100, 5.00%, 8/1/2029	250,000	259,047
State of California, General Obligation Unlimited, Callable 9/1/2026 @ 100, 4.00%, 9/1/2036	175,000	177,234
		2,296,357
Colorado 1.44%
City of Colorado Springs CO Utilities System, 5.00%, 11/15/2044	500,000	504,229

Connecticut 6.12%
City of New Haven, CT, General Obligation Unlimited, Callable 8/15/2026 @ 100, 5.00%, 8/15/2036	230,000	240,447
Connecticut Housing Finance Authority, Multi-Family Housing, Revenue Bonds, Callable 11/15/2025 @ 100, 3.25%, 11/15/2036	250,000	234,305
Connecticut Housing Finance Authority, Revenue Bonds, Callable 5/15/2027 @ 100, 3.40%, 11/15/2037	25,000	24,620
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Callable 7/1/2026 @ 100, 5.00%, 7/1/2034	250,000	259,637
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Callable 7/1/2024 @ 100, 5.00%, 7/1/2034	100,000	100,460
State of Connecticut Special Tax Revenue, Highway Improvements, Revenue Bonds, 5.00%, 10/1/2030	250,000	250,288
State of Connecticut, General Obligation Unlimited, Callable 4/15/2027 @ 100, 5.00%, 4/15/2032	500,000	536,319
State of Connecticut, General Obligation Unlimited, 5.00%, 6/15/2024	250,000	252,290
University of Connecticut, University & College Improvements, Revenue Bonds, Callable 2/15/2024 @ 100, 5.00%, 2/15/2034	250,000	250,570
		2,148,936
Delaware 0.65%
Delaware Transportation Authority, Callable 6/1/2025 @ 100, 5.00%, 6/1/2055	225,000	228,053

District of Columbia 2.28%
District of Columbia Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, (Fannie Mae), 4.45%, 6/15/2031	320,000	320,246
District of Columbia Water & Sewer Authority, Revenue Bonds, Callable 4/1/2026 @ 100, 5.00%, 10/1/2036	250,000	258,264
District of Columbia Water & Sewer Authority, Revenue Bonds, Callable 4/1/2026 @ 100, 5.00%, 10/1/2034	150,000	156,212

See accompanying notes which are an integral part of these financial statements.

39

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2023

	Principal
	Amount	Market Value
District of Columbia (cont.)
District of Columbia Water & Sewer Authority, Revenue Bonds, Callable 10/1/2029 @ 100, 4.00%, 10/1/2049	$65,000	$65,165
		799,887
Florida 9.93%
Central Florida Expressway Authority, Revenue Bonds, Callable 7/1/2026 @ 100, 4.00%, 7/1/2035	150,000	152,528
City of Orlando, FL, Public Improvements, Revenue Bonds, Callable 10/1/2024 @ 100, 5.00%, 10/1/2046	1,000,000	1,009,785
Florida Keys Aqueduct Authority, 5.00%, 9/1/2049	150,000	152,171
FSU Financial Assistance, Inc., State Single-Family Housing, Refunding Revenue Bonds, 5.00%, 10/1/2030	500,000	500,870
Miami-Dade County Educational Facilities Authority, University & College Improvements, Revenue Bonds, (AMBAC), 5.25%, 4/1/2031	260,000	300,225
Miami-Dade County Expressway Authority, 5.00%, 7/1/2040	350,000	350,143
School Board of Miami-Dade County (The), Certificates of Participation, Callable 2/1/2026 @ 100, 4.00%, 2/1/2033	1,000,000	1,022,322
		3,488,044
Georgia 2.41%
Atlanta GA Water & Wastewater Revenue, Revenue Bonds, Callable 11/1/2029 @ 100, 3.00%, 11/1/2037	500,000	465,490
Atlanta GA Water & Wastewater Revenue, Revenue Bonds, Callable 11/1/2027 @ 100, 5.00%, 11/1/2047	125,000	130,655
Municipal Electric Authority of Georgia, Callable 7/1/2025 @ 100, 5.00%, 7/1/2060	250,000	252,058
		848,203
Illinois 4.00%
City of Chicago IL Waterworks Revenue, 5.00%, 11/1/2044	500,000	503,097
City of Chicago IL Waterworks Revenue, Callable 11/1/2024 @ 100, 5.00%, 11/1/2039	150,000	151,249
Illinois State Finance Authority, Revenue Bonds Series 2020 A, Callable 4/1/2030 @ 100, 4.00%, 4/1/2050	85,000	81,891
Illinois State Toll Highway Authority, 5.00%, 1/1/2041	300,000	308,648
University of Illinois, Callable 4/1/2024 @ 100, 5.00%, 4/1/2039	110,000	110,172
University of Illinois, Callable 4/1/2024 @ 100, 5.00%, 4/1/2044	250,000	250,250
		1,405,307
Indiana 0.51%
Indiana State Finance Authority Health Systems Revenue, Revenue Bonds, Callable 11/1/2025 @ 100, 4.00%, 11/1/2051	200,000	180,609

Iowa 0.75%
State of Iowa, Revenue Bonds, Callable 6/1/2026 @ 100, 5.00%, 6/1/2027	250,000	263,399

Maine 1.76%
Maine Health & Higher Educational Facilities Authority, Revenue Bonds, Callable 7/1/2030 @ 100, 4.00%, 7/1/2045	335,000	332,346
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Callable 11/15/2024 @ 100, 3.75%, 11/15/2044	100,000	95,316
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, 3.60%, 11/15/2036	95,000	94,354
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, 3.45%, 11/15/2032	45,000	44,327
Maine Turnpike Authority, Refunding Revenue Bonds, Callable 7/1/2025 @ 100, 5.00%, 7/1/2026	50,000	51,662
		618,005

See accompanying notes which are an integral part of these financial statements.

40	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2023

	Principal
	Amount	Market Value
Massachusetts 5.99%
Commonwealth of Massachusetts, 5.00%, 6/1/2044	$250,000	$250,991
Massachusetts Development, 5.00%, 12/1/2046	250,000	256,253
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2025 @ 100, 3.25%, 12/1/2036	575,000	533,025
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2026 @ 100, 3.75%, 12/1/2037	250,000	249,006
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2027 @ 100, 3.25%, 12/1/2032	200,000	196,896
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2026 @ 100, 3.55%, 12/1/2037	85,000	80,234
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 6/1/2026 @ 100, 3.15%, 12/1/2026	40,000	40,199
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, 5.13%, 12/1/2039	65,000	65,044
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, 4.85%, 12/1/2029	60,000	60,033
Massachusetts School Building Authority, Revenue Bonds, Callable 8/15/2025 @ 100, 5.00%, 8/15/2026	100,000	103,880
Massachusetts State, 5.00%, 5/1/2047	250,000	267,950
		2,103,511
Michigan 2.07%
Michigan Finance Authority Revenue, Callable 11/1/2025 @ 100, 5.00%, 11/1/2044	250,000	252,103
Michigan Public Educational Facilities Authority, School Improvements, Refunding Revenue Bonds, 6.00%, 12/1/2035	500,000	476,671
		728,774
Minnesota 1.66%
Southern Minnesota Municipal Power Agency Power Supply System, Revenue Bonds, Callable 1/1/2026 @ 100, 5.00%, 1/1/2041	565,000	581,375

Missouri 1.68%
Health & Educational Facilities Authority of the State of Missouri, Healthcare, Hospital & Nursing Home Improvements, Revenue Bonds, (OID), Callable 11/15/2024 @ 100, 4.00%, 11/15/2045	500,000	491,868
Health & Educational Facilities Authority of the State of Missouri, Healthcare, Hospital & Nursing Home Improvements, Revenue Bonds, (OID), 3.75%, 11/15/2039	100,000	99,432
		591,300
Nebraska 1.72%
University of Nebraska Facilities Corp. (The), 4.00%, 7/15/2062	630,000	605,531

Nevada 2.75%
Las Vegas Convention & Visitors Authority, Callable 7/1/2028 @ 100, 4.00%, 7/1/2049	250,000	242,175
Nevada System of Higher Education, Certificates of Participation, Callable 7/1/2026 @ 100, 4.00%, 7/1/2027	700,000	722,423
		964,598
New Jersey 3.45%
Borough of Seaside Heights, NJ, General Obligation Unlimited, Callable 4/1/2025 @ 100, 4.00%, 4/1/2026	125,000	127,042
Hudson County Improvement Authority, Refunding Revenue Bonds, (AGM), 5.40%, 10/1/2025	150,000	157,003
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, (OID), 5.00%, 7/1/2027	15,000	15,014
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Callable 11/1/2025 @ 100, 3.50%, 11/1/2036	500,000	495,129

See accompanying notes which are an integral part of these financial statements.

41

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2023

	Principal
	Amount	Market Value
New Jersey (cont.)
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Callable 11/1/2025 @ 100, 3.90%, 11/1/2050	$175,000	$164,624
State of New Jersey, Public Improvements, General Obligation Unlimited, Callable 6/1/2025 @ 100, 4.00%, 6/1/2034	250,000	254,097
		1,212,909
New Mexico 0.73%
New Mexico Finance Authority, Callable 6/1/2025 @ 100, 5.25%, 6/1/2053	250,000	255,363

New York 17.53%
City of New York NY, General Obligation Unlimited, Callable 4/1/2028 @ 100, 5.00%, 4/1/2043	95,000	101,229
Hudson Yards Infrastructure Corp., Revenue Bonds Series 2017 A, Callable 2/15/2027 @ 100, 4.00%, 2/15/2044	575,000	575,208
Metropolitan Transportation Authority, Refunding Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2037	250,000	265,742
Metropolitan Transportation Authority, Revenue Bonds, 5.00%, 11/15/2028	250,000	274,394
Metropolitan Transportation Authority, Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2035	250,000	268,598
Metropolitan Transportation Authority, Transit Improvements, Refunding Revenue Bonds, 5.00%, 11/15/2028	250,000	257,615
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, 5.00%, 11/15/2033	100,000	100,025
New York City Housing Development Corp., Revenue Bonds, Callable 2/1/2026 @ 100, 3.50%, 11/1/2032	150,000	150,544
New York City Housing Development Corp., Revenue Bonds, Callable 11/1/2025 @ 100, 3.60%, 11/1/2031	250,000	250,189
New York City Housing Development Corp., Revenue Bonds, Callable 5/1/2025 @ 100, 3.10%, 11/1/2032	250,000	240,483
New York City Transitional Finance Authority, Callable 8/1/2024 @ 100, 5.00%, 8/1/2042	150,000	150,581
New York City Transitional Finance Authority Building Aid Revenue, Public Improvements, Revenue Bonds, (State Aid Withholding), Callable 1/15/2025 @ 100, 5.00%, 7/15/2027	250,000	255,457
New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, 5.00%, 7/15/2031	250,000	259,856
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds Series 2016 A-1, 5.00%, 8/1/2024	100,000	101,245
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Callable 8/1/2026 @ 100, 4.00%, 8/1/2035	100,000	101,849
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Callable 8/1/2025 @ 100, 5.00%, 8/1/2027	25,000	25,841
New York City Water & Sewer System, Revenue Bonds, Callable 6/15/2027 @ 100, 5.00%, 6/15/2032	100,000	108,473
New York State Dormitory Authority, Callable 3/15/2024 @ 100, 5.00%, 3/15/2044	250,000	250,414
New York State Dormitory Authority, Callable 3/15/2024 @ 100, 5.00%, 3/15/2039	100,000	100,224
New York State Dormitory Authority, Callable 7/1/2030 @ 100, 4.00%, 7/1/2052	230,000	216,722
New York State Dormitory Authority, Refunding Revenue Bonds, (State Aid Withholding), 3.25%, 4/1/2031	280,000	280,030
New York State Dormitory Authority, Revenue Bonds, Callable 7/1/2025 @ 100, 5.00%, 7/1/2037	135,000	139,558
New York State Dormitory Authority, Revenue Bonds, 4.75%, 10/1/2040	5,000	5,004
New York State Thruway Authority, Revenue Bonds, Callable 1/1/2026 @ 100, 4.00%, 1/1/2037	100,000	101,184
New York, NY, General Obligation Unlimited, Callable 8/1/2029 @ 100, 5.00%, 8/1/2043	30,000	32,515
Port Authority of New York & New Jersey, Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2037	250,000	268,289

See accompanying notes which are an integral part of these financial statements.

42	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2023

	Principal
	Amount	Market Value
New York (cont.)
Port Authority of New York & New Jersey, Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2030	$250,000	$273,437
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/2025 @ 100, 5.00%, 11/15/2035	250,000	259,217
Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.00%, 11/15/2027	100,000	104,501
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/2025 @ 100, 5.00%, 11/15/2040	310,000	318,469
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 5/15/2031 @ 100, 5.00%, 11/15/2051	60,000	65,045
TSASC, Inc./NY, Callable 6/1/2027 @ 100, 5.00%, 6/1/2041	250,000	253,506
		6,155,444
North Carolina 0.92%
North Carolina Turnpike Authority, Callable 1/1/2030 @ 100, 5.00%, 1/1/2049	110,000	116,492
University of North Carolina at Charlotte (The), Revenue Bonds, Callable 10/1/2027 @ 100, 4.00%, 10/1/2037	100,000	102,657
University of North Carolina at Charlotte (The), University & College Improvements, Revenue Bonds, Callable 4/1/2025 @ 100, 5.00%, 4/1/2040	100,000	102,744
		321,893
North Dakota 0.29%
City of Bismarck, ND, Sanitary Sewer Revenue, Revenue Bonds, Callable 5/1/2025 @ 100, 3.00%, 5/1/2029	100,000	100,229

Pennsylvania 9.09%
Allegheny County PA Hospital, Development Authority, Revenue Bonds, Callable 4/1/2028 @ 100, 4.00%, 4/1/2044	150,000	146,273
City of Philadelphia PA Water & Wastewater Revenue, 5.00%, 10/1/2052	450,000	464,520
Geisinger PA Authority Health System, 5.00%, 2/15/2045	145,000	147,933
Lehigh County PA General Purpose Authority Hospital Revenue, Revenue Bonds, Callable 7/1/2029 @ 100, 4.00%, 7/1/2049	325,000	312,367
Pennsylvania Higher Educational Facilities, Callable 8/15/2027 @ 100, 5.00%, 8/15/2047	250,000	258,619
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, 5.00%, 5/1/2037	100,000	80,747
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, 5.00%, 5/1/2042	100,000	75,140
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, (OID), 4.00%, 5/1/2032	100,000	81,853
Pennsylvania Housing Finance Agency, Callable 4/1/2033 @ 100, 5.45%, 4/1/2051	150,000	161,191
Pennsylvania Housing Finance Agency, Revenue Bonds, Callable 4/1/2027 @ 100, 3.65%, 10/1/2042	100,000	94,222
Pennsylvania State Turnpike, Callable 12/1/2025 @ 100, 5.00%, 12/1/2045	250,000	254,431
Pennsylvania State University, Revenue Bonds, Callable 9/1/2026 @ 100, 5.00%, 9/1/2034	190,000	201,094
Pennsylvania State University, Revenue Bonds, Callable 9/1/2026 @ 100, 5.00%, 9/1/2035	125,000	132,133
Pennsylvania State University, Revenue Bonds, Callable 9/1/2026 @ 100, 5.00%, 9/1/2036	100,000	105,312
Pennsylvania Turnpike Commission, Revenue Bonds, Callable 12/1/2025 @ 100, 5.00%, 12/1/2045	500,000	509,053
Pennsylvania Turnpike Commission, Revenue Refunding Bonds Series 2005 A, 5.25%, 7/15/2028	150,000	167,835
		3,192,723
Rhode Island 0.76%
Rhode Island Housing & Mortgage Finance Corp, Callable 10/1/2032 @ 100, 5.45%, 10/1/2053	250,000	265,798

See accompanying notes which are an integral part of these financial statements.

43

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2023

	Principal
	Amount	Market Value
South Dakota 0.81%
South Dakota Housing Development Authority, Revenue Bonds, Callable 11/1/2025 @ 100, 2.45%, 5/1/2027	$250,000	$241,851
South Dakota Housing Development Authority, Revenue Bonds, Callable 11/1/2025 @ 100, 3.13%, 11/1/2036	45,000	41,385
		283,236
Tennessee 1.00%
City of Memphis, TN, Callable 4/1/2024 @ 100, 5.00%, 4/1/2044	80,000	80,205
City of Memphis, TN, 5.00%, 4/1/2044	20,000	20,093
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, 5.00%, 7/1/2026	200,000	200,352
Tennessee Housing Development Agency, Revenue Bonds, Callable 1/1/2027 @ 100, 3.40%, 7/1/2037	55,000	51,199
		351,849
Texas 7.48%
Austin TX Electric Utility System Revenue, Revenue Bonds Series 2019 B, Callable 11/15/2029 @ 100, 5.00%, 11/15/2049	15,000	15,984
City of Austin TX Electric Utility Revenue, Callable 11/15/2025 @ 100, 5.00%, 11/15/2045	250,000	253,751
City Public Service Board of San Antonio, TX, Revenue Bonds, Callable 8/1/2026 @ 100, 5.00%, 2/1/2032	250,000	263,621
Clifton Higher Education Finance Corp., School Improvements, Refunding Revenue Bonds, 4.00%, 8/15/2044	500,000	500,036
Comal Independent School District, Unlimited Tax School Building Bonds, Callable 2/1/2026 @ 100, 4.00%, 2/1/2034	250,000	254,343
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds, Callable 5/15/2026 @ 100, 4.00%, 11/15/2030	130,000	131,444
North Texas Tollway Authority, Callable 1/1/2028 @ 100, 5.00%, 1/1/2048	250,000	261,494
San Antonio Public Facilities Corp., Public Improvements, Refunding Revenue Bonds, (OID), 4.00%, 9/15/2042	250,000	249,992
San Antonio Water System, Refunding Revenue Bonds, Callable 11/15/2029 @ 100, 5.00%, 5/15/2034	190,000	215,142
San Antonio Water System, Revenue Bonds Series 2020 A, Callable 5/15/2030 @ 100, 5.00%, 5/15/2050	40,000	43,126
Texas Public Finance Authority, Revenue Bonds, Callable 12/1/2026 @ 100, 4.00%, 12/1/2031	200,000	204,664
Texas State Water Development Board, Revenue Bonds, Callable 10/15/2028 @ 100, 5.00%, 4/15/2049	35,000	37,201
White Oak, TX, Independent School District, Unlimited Tax School Building Bonds, Callable 2/15/2027 @ 100, 4.00%, 2/15/2029	190,000	197,454
		2,628,252
Vermont 0.44%
Vermont Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, 3.75%, 8/15/2037	155,000	155,048

Virginia 0.73%
Virginia State Resource Authority Infrastructure, Revenue Bonds, Callable 11/1/2025 @ 100, 4.00%, 11/1/2033	75,000	75,862
Virginia State Resource Authority Infrastructure, Revenue Bonds, Pre-Refunded, Callable 11/1/2025 @ 100, 4.00%, 11/1/2033	175,000	179,104
		254,966
Washington 0.72%
Snohomish County Public Utility District No.1, 5.00%, 12/1/2045	250,000	254,194

See accompanying notes which are an integral part of these financial statements.

44	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2023

	Principal
	Amount	Market Value
Wisconsin 0.20%
Wisconsin Housing & Economic Development Authority, State Multi- Family Housing, Revenue Bonds, (OID), 5.63%, 11/1/2035	$70,000	$71,340

Total Municipal Bonds
(Cost $34,804,347)		34,388,967

	Shares
Money Market Funds 1.10%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class, 5.27%(a)	387,013	387,013

Total Money Market Funds
(Cost $387,013)		387,013

Total Investments — 99.02%
(Cost $35,191,360)		34,775,980
Other Assets in Excess of Liabilities — 0.98%		344,915
NET ASSETS — 100.00%		$35,120,895

(a)	Rate disclosed is the seven day effective yield as of December 31, 2023.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Asssurance Corp.

OID — Original Issue Discount

See accompanying notes which are an integral part of these financial statements.

45

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS | DECEMBER 31, 2023

	Shares	Market Value
Common Stocks 8.98%

Communications 0.39%
Verizon Communications, Inc.	7,500	$282,750

Consumer Staples 1.05%
Philip Morris International, Inc.	8,000	752,640

Energy 4.47%
Chevron Corp.	4,500	671,220
Enbridge, Inc.	20,000	720,400
Kinder Morgan, Inc.	40,000	705,600
TC Energy Corp.	15,000	586,350
Williams Companies, Inc. (The)	15,000	522,450
		3,206,020
Financials 0.34%
Blackstone Mortgage Trust, Inc., Class A	11,565	245,988

Health Care 1.08%
AbbVie, Inc.	5,000	774,850

Real Estate 1.38%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	8,000	220,640
Physicians Realty Trust	2,000	26,620
Simon Property Group, Inc.	4,000	570,560
Spirit MTA REIT(a)(b)	2,000	—
Spirit Realty Capital, Inc.	4,000	174,760
		992,580
Utilities 0.27%
Duke Energy Corp.	2,000	194,080

Total Common Stocks
(Cost $5,427,878)		6,448,908

Preferred Stocks 20.10%

Financials 13.59%
Affiliated Managers Group, Inc., 4.20%	15,000	249,600
Affiliated Managers Group, Inc., 4.75%	10,000	189,500
Allstate Corp. (The), Series I, 4.75%	15,000	308,850
American Financial Group, Inc., 5.13%	15,000	333,150
American Financial Group, Inc., 5.63%	20,000	462,800
Athene Holding Ltd., Series C, 6.38%	10,000	242,200
Athene Holding Ltd., Series D, 4.88%	20,000	356,000
Bank of America Corp., Series HH, 5.88%	8,000	197,840
Bank of America Corp., Series LL, 5.00%	20,000	430,600
Bank of America Corp., Series NN, 4.38%	10,000	194,400
Bank of America Corp., Series PP, 4.13%	16,667	306,673
Bank of America Corp., Series QQ, 4.25%	10,000	185,200
Brighthouse Financial, Inc., Series C, 5.38%	20,000	368,600
Capital One Financial Corp., Series J, 4.80%	10,000	176,400
Capital One Financial Corp., Series K, 4.63%	18,500	317,275

See accompanying notes which are an integral part of these financial statements.

46	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2023

	Shares	Market Value
Financials (cont.)
CNO Financial Group, Inc., 5.13%	2,000	$34,840
Equitable Holdings, Inc., Series C, 4.30%	20,000	331,200
Fulton Financial Corp., Series A, 5.13%	6,000	100,260
Huntington Bancshares, Inc., Series H, 4.50%	10,000	176,400
JPMorgan Chase & Co., Series EE, 6.00%	20,000	506,200
JPMorgan Chase & Co., Series GG, 4.75%	20,000	428,000
KeyCorp, Series G, 5.63%	15,000	300,300
MetLife, Inc., Series F, 4.75%	15,000	306,000
Northern Trust Corp., Series E, 4.70%	18,640	394,795
Prudential Financial, Inc., 5.63%	10,000	249,600
Prudential Financial, Inc., 5.95%	10,000	254,200
RenaissanceRE Holdings Ltd., Series G, 4.20%	850	14,637
Selective Insurance Group, Inc., Series B, 4.60%	1,000	17,190
State Street Corp., 5.35%	1,000	23,710
U.S. Bancorp, Series L, 3.75%	20,000	331,600
U.S. Bancorp, Series M, 4.00%	10,000	175,200
W.R. Berkley Corp., 5.10%	20,000	470,800
Washington Federal, Inc., Series A, 4.88%	10,000	150,700
Wells Fargo & Co., Series AA, 4.70%	20,000	401,000
Wells Fargo & Co., Series CC, 4.38%	20,000	368,400
Wells Fargo & Co., Series Z, 4.75%	20,000	398,600
		9,752,720
Real Estate 2.62%
Brookfield Property Partners LP, Series A, 5.75%	7,500	86,175
Diversified Healthcare Trust, 5.63%	26,660	402,566
Federal Realty Investment Trust, Series C, 5.00%	7,500	171,075
Public Storage, Series I, 4.88%	9,583	214,563
Public Storage, Series L, 4.63%	10,000	213,900
Public Storage, Series M, 4.13%	3,889	72,647
Public Storage, Series N, 3.88%	20,000	341,400
Public Storage, Series S, 4.10%	10,000	184,900
Vornado Realty Trust, 5.40%	12,298	193,079
		1,880,305
Technology 0.13%
Pitney Bowes, Inc., 6.70%	5,700	95,190

Utilities 3.76%
BIP Bermuda Holdings I Ltd, 5.13%	10,000	168,600
Brookfield Infrastructure Partners LP, 5.00%	10,000	159,100
Brookfield Infrastructure Partners LP, 5.13%	25,000	413,500
DTE Energy Co., Series G, 4.38%	20,000	394,000
Entergy Arkansas, Inc., 4.88%	20,000	426,400
Entergy Louisiana LLC, 4.88%	10,000	212,600
Entergy Mississippi, Inc., 4.90%	15,000	332,400
Southern Co., 4.95%	21,000	472,080
Southern Co., Series C, 4.20%	6,000	119,100
		2,697,780
Total Preferred Stocks
(Cost $18,285,172)		14,425,995

See accompanying notes which are an integral part of these financial statements.

47

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2023

	Principal
	Amount	Market Value
Collateralized Mortgage Obligations 0.07%
CHL Mortgage Pass-Through Trust, Series 2005-21, Class A27, 5.50%, 10/25/2035	$15,830	$9,184
CHL Mortgage Pass-Through Trust, Series 2005-21, Class A7, 5.50%, 10/25/2035	17,114	9,928
Citicorp Mortgage Securities, Inc., Class 1A12, 5.00%, 2/25/2035	34,890	33,229

Total Collateralized Mortgage Obligations
(Cost $50,677)		52,341

Corporate Bonds 10.87%
Bank of New York Mellon Corp. (The), 4.63%, 12/20/2049	500,000	477,027
Bank of New York Mellon Corp. (The), 3.70%, 3/20/2169	100,000	93,915
Entergy Texas, Inc., 5.15%, 6/1/2045	100,000	94,025
Exelon Generation Co. LLC, 5.60%, 6/15/2042(b)(c)	400,000	360,305
Fifth Third Bancorp, 8.25%, 3/1/2038	250,000	296,630
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/2037	850,000	938,745
Goldman Sachs Group, Inc. (The), 6.45%, 5/1/2036	500,000	541,854
Hospitality Properties Trust, 4.50%, 3/15/2025	500,000	488,755
Kinder Morgan Energy Partners LP, 6.50%, 2/1/2037	250,000	264,123
MetLife, Inc., 9.25%, 4/8/2038(c)	1,500,000	1,686,616
MetLife, Inc., 10.75%, 8/1/2039	1,000,000	1,340,680
PECO Energy Capital Trust IV, 5.75%, 6/15/2033	1,000,000	951,753
Valero Energy Corp., 8.75%, 6/15/2030	224,000	265,361

Total Corporate Bonds
(Cost $8,128,868)		7,799,789

Municipal Bonds 59.65%

Alabama 2.65%
Health Care Authority for Baptist Health (The), Refunding Revenue Bonds, 5.50%, 11/15/2043	2,000,000	1,900,643

Arizona 0.57%
Arizona School Facilities Board, School Improvements, Certificates of Participation, 6.00%, 9/1/2027	225,000	234,085
Phoenix Arizona Civic Improvement Corp. Excise Tax Revenue, Revenue Bonds, Callable 7/1/2030 @ 100, 2.70%, 7/1/2045	250,000	175,069
		409,154
California 4.40%
Alhambra Unified School District, University & College Improvements, General Obligation Unlimited, 6.70%, 2/1/2026	465,000	478,564
California State University, Revenue Bonds Series 2020 B, Callable 5/1/2030 @ 100, 3.07%, 11/1/2042	100,000	76,324
City & County of San Francisco, CA, General Obligation Unlimited, 6.26%, 6/15/2030	450,000	494,854
Peralta Community College District, Refunding Revenue Bonds, 6.91%, 8/1/2025	500,000	510,301
Peralta Community College District, Refunding Revenue Bonds, 7.31%, 8/1/2031	310,000	330,317
San Bernardino City Unified School District, School Improvements, Certificates of Participation, (AGM) (OID), 8.25%, 2/1/2026	500,000	520,311
University of California Revenues, Revenue Bonds, Callable 5/15/2030 @ 100, 6.30%, 5/15/2050	260,000	273,892
University of California Revenues, Revenue Bonds, 4.13%, 5/15/2045	250,000	228,430
University of California, University & College Improvements, Refunding Revenue Bonds, 3.66%, 5/15/2027	250,000	243,691
		3,156,684

See accompanying notes which are an integral part of these financial statements.

48	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2023

	Principal
	Amount	Market Value
Colorado 0.79%
Colorado Mesa University, University & College Improvements, Build America Revenue Bonds, (State Higher Education Intercept Program), 6.75%, 5/15/2042	$500,000	$567,110

Connecticut 0.42%
State of Connecticut, General Obligation Unlimited, 5.85%, 3/15/2032	280,000	299,238

Florida 4.40%
City of Miami Gardens, FL, Public Improvements, Build America Bonds, Certificates of Participation, 7.17%, 6/1/2026	670,000	689,978
City of Tallahassee, FL, Utility System Revenue, Build America Revenue Bonds, 5.22%, 10/1/2040	300,000	304,112
County of Miami-Dade, FL Transit System, Transit Improvements, Build America Revenue Bonds, 5.53%, 7/1/2032	500,000	516,157
County of Miami-Dade, FL, Port, Airport & Marina Improvements, Build America Revenue Bonds, (AGM) (OID), 7.50%, 4/1/2040	1,000,000	1,200,407
County of Miami-Dade, FL, Recreational Facility Improvements, Revenue Bonds, (AGM), 7.08%, 10/1/2029	250,000	279,894
Town of Miami Lakes, FL, Public Improvements, Build America Revenue Bonds, 7.59%, 12/1/2030	150,000	169,504
		3,160,052
Georgia 3.67%
Cobb Marietta Georgia Coliseum, Revenue Bonds, Callable 1/1/2026 @ 100, 4.50%, 1/1/2047	100,000	92,356
Municipal Electric Authority of Georgia, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.06%, 4/1/2057	1,406,000	1,574,111
State of Georgia, Public Improvements, General Obligation Unlimited, Callable 2/1/2024 @ 100, 3.84%, 2/1/2032	1,000,000	970,100
		2,636,567
Hawaii 0.67%
State of Hawaii, General Obligation Unlimited, Callable 10/1/2025 @ 100, 4.05%, 10/1/2032	495,000	478,595

Idaho 0.24%
Idaho Water Resource Board, Water Utility Improvements, Revenue Bonds, (OID), 5.25%, 9/1/2024	170,000	169,992

Illinois 2.08%
City of Chicago, IL Waterworks Revenue, Water Utility Improvements, Build America Revenue Bonds, 6.74%, 11/1/2040	250,000	286,951
Village of Glenwood, IL, Public Improvements, Build America Bonds, General Obligation Unlimited, (AGM), 7.03%, 12/1/2028	1,130,000	1,204,817
		1,491,768
Indiana 2.68%
Anderson School Building Corp., Refunding Bonds, General Obligation Limited, Callable 7/5/2024 @ 100, 3.95%, 7/5/2029	1,000,000	960,151
Anderson School Building Corp., Refunding Bonds, General Obligation Limited, (OID), Callable 7/5/2024 @ 100, 3.75%, 7/5/2028	1,000,000	961,137
		1,921,288
Kansas 0.52%
Wyandotte County Unified School District No. 500 Kansas City, General Obligation Unlimited Series 2020 B, Callable 9/1/2030 @ 100, 3.17%, 9/1/2046	500,000	374,946

See accompanying notes which are an integral part of these financial statements.

49

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2023

	Principal
	Amount	Market Value
Kentucky 0.29%
Kentucky State Property & Building Commission, Economic Improvements, University & College Improvements, Build America Revenue Bonds Series 2010 C, 5.37%, 11/1/2025	$207,000	$206,641

Louisiana 0.10%
East Baton Rouge Parish, LA Sewerage Commission, Revenue Refunding Bonds Series 2020 B, 2.44%, 2/1/2039	100,000	74,615

Massachusetts 0.55%
City of Worcester, MA, Pension Funding, General Obligation Limited, (AGM) (OID), 6.25%, 1/1/2028	105,000	109,056
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, 6.43%, 10/1/2035	250,000	274,951
University of Massachusetts Building Authority, University & College Improvements, Build America Revenue Bonds, 6.57%, 5/1/2039	15,000	15,016
		399,023
Michigan 1.20%
Comstock Park Public Schools, School Improvements, General Obligation Unlimited, 6.20%, 5/1/2024	200,000	200,142
Michigan Finance Authority, School Improvements, Revenue Bonds, 6.38%, 11/1/2025	500,000	500,544
Onsted Community Schools, School Improvements, General Obligation Unlimited, 5.90%, 5/1/2027	150,000	151,087
St. Johns Public Schools, General Obligation Unlimited, 6.65%, 5/1/2040	5,000	5,027
		856,800
Mississippi 0.99%
Mississippi Development Bank, Highway Improvements, Build America Revenue Bonds, 6.59%, 1/1/2035	650,000	712,874

Missouri 4.51%
City of Kansas City, MO, Revenue Bonds, 7.83%, 4/1/2040	2,235,000	2,641,348
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.73%, 1/1/2039	475,000	592,543
		3,233,891
Nebraska 0.28%
Nebraska Public Power District, Electric Lights & Power Improvements, Build America Revenue Bonds, 5.32%, 1/1/2030	200,000	204,293

Nevada 1.66%
County of Washoe, NV, Public Improvements, Build America Revenue Bonds, 7.97%, 2/1/2040	690,000	858,434
County of Washoe, NV, Public Improvements, Build America Revenue Bonds, 7.88%, 2/1/2040	250,000	328,760
		1,187,194
New Jersey 0.58%
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, 6.19%, 7/1/2040	500,000	419,394

New York 4.84%
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.70%, 3/1/2027	145,000	149,686

See accompanying notes which are an integral part of these financial statements.

50	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2023

	Principal
	Amount	Market Value
New York (cont.)
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.21%, 10/1/2031	$100,000	$102,141
Long Island Power Authority, Revenue Bonds, (OID), 5.85%, 5/1/2041	195,000	213,078
Metropolitan Transportation Authority, Revenue Bonds, 5.87%, 11/15/2039	200,000	205,661
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.59%, 11/15/2030	145,000	153,627
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 5.99%, 11/15/2030	125,000	133,145
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.20%, 11/15/2026	85,000	86,789
New York City Industrial Development Agency, Recreational Facilities Improvements Revenue Bonds, (NATL-RE), 5.90%, 3/1/2046	580,000	585,785
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, (State Aid Withholding), 6.83%, 7/15/2040	485,000	554,686
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, 5.47%, 5/1/2036	815,000	837,334
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Revenue Bonds, 3.92%, 10/15/2028	115,000	112,681
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/2033 @ 100, 5.55%, 11/15/2040	150,000	156,961
Western Nassau County Water Authority, Build America Revenue Bonds, 6.70%, 4/1/2040	150,000	169,168
		3,460,742
North Carolina 0.33%
County of Cabarrus, NC, School Improvements, Revenue Bonds, 5.50%, 4/1/2026	235,000	235,697

Ohio 3.70%
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.50%, 2/15/2050	500,000	619,359
American Municipal Power, Inc., Revenue Bonds, 6.27%, 2/15/2050	465,000	507,950
Cincinnati City School District, Refunding Bonds, Certificates of Participation, (OID), Callable 12/15/2024 @ 100, 4.00%, 12/15/2032	200,000	190,107
County of Cuyahoga, OH, Hospital Improvements, Build America Revenue Bonds, 8.22%, 2/15/2040	1,000,000	1,138,353
Springfield Local School District/Summit County, School Improvements, Build America Bonds, General Obligation Unlimited (School District Credit Program), 5.65%, 9/1/2031	200,000	200,246
		2,656,015
Pennsylvania 4.29%
City of Reading, PA, Callable 11/1/2024 @ 100, 5.30%, 11/1/2033	500,000	500,652
Pennsylvania Turnpike Commission Turnpike Revenue, Revenue Bonds, Callable 12/1/2029 @ 100, 3.58%, 12/1/2043	390,000	318,547
Pennsylvania Turnpike Commission, Build America Revenue Bonds, 6.38%, 12/1/2037	520,000	581,893
Philadelphia Authority for Industrial Development, Pension Funding, Revenue Bonds, (AGM) (OID), 6.35%, 4/15/2028	130,000	136,413
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, 5.09%, 3/15/2028	500,000	494,718
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Recreational Facilities Improvements, Revenue Bonds, 7.04%, 11/1/2039	1,000,000	1,048,958
		3,081,181
Rhode Island 0.52%
Narragansett Bay Commission, Revenue Bonds Series 2020 A, Callable 9/1/2030 @ 100, 2.92%, 9/1/2043	500,000	376,234

See accompanying notes which are an integral part of these financial statements.

51

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2023

	Principal
	Amount	Market Value
Texas 1.75%
Frisco Economic Development Corp., Public Improvements, Revenue Bonds, 4.20%, 2/15/2034	$1,000,000	$972,293
Midland County Hospital District, Health, Hospital & Nursing Home Improvements, Build America Bonds, General Obligation Limited, 6.44%, 5/15/2039	260,000	289,092
		1,261,385
Virgin Islands 2.65%
Virgin Islands Water & Power Authority - Electric System, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.85%, 7/1/2035	1,000,000	1,151,332
Virgin Islands Water & Power Authority - Electric System, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.65%, 7/1/2028	715,000	751,815
		1,903,147
Virginia 6.49%
Tobacco Settlement Financing Corp., Refunding Revenue Bonds, (OID), Callable 6/1/2025 @ 100, 6.71%, 6/1/2046	5,420,000	4,661,247

Washington 1.83%
City of Seattle, WA, Municipal Light & Power Revenue, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.57%, 2/1/2040	250,000	262,200
Douglas County Public Utility District No. 1, Electric Lights & Power Improvements, Revenue Bonds, 5.35%, 9/1/2030	224,100	231,153
Public Utility District No. 1 of Cowlitz County, WA, Electric Lights & Power Improvements, Build America Revenue Bonds, 6.88%, 9/1/2032	500,000	561,321
Snohomish County Public Utility District No. 1, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.68%, 12/1/2040	250,000	262,860
		1,317,534
Total Municipal Bonds
(Cost $43,314,598)		42,813,944

Total Investments — 99.67%
(Cost $75,207,193)		71,540,977
Other Assets in Excess of Liabilities — 0.33%		239,903
NET ASSETS — 100.00%		$71,780,880

(a)	Non-income producing security.

(b)	Security is currently being valued according to the fair value procedures approved by the Board of Directors.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGM — Assured Guaranty Municipal Corp.

NATL-RE — Insured by National Public Finance Guarantee Corp.

OID — Original Issue Discount

See accompanying notes which are an integral part of these financial statements.

52	SPIRIT OF AMERICA

SPIRIT OF AMERICA UTILITIES FUND
SCHEDULE OF INVESTMENTS | DECEMBER 31, 2023

	Shares	Market Value
Common Stocks 92.53%

Energy 0.48%
Williams Companies, Inc. (The)	2,000	$69,660

Industrials 0.31%
Waste Management, Inc.	250	44,775

Utilities 91.74%
AES Corp.	19,500	375,375
Alliant Energy Corp.	3,350	171,855
Ameren Corp.	8,050	582,337
American Electric Power Company, Inc.	8,800	714,736
American Water Works Company, Inc.	750	98,992
Atmos Energy Corp.	2,600	301,340
Brookfield Renewable Corp., Class A	1,150	33,108
CenterPoint Energy, Inc.	14,500	414,265
Chesapeake Utilities Corp.	400	42,252
Clearway Energy, Inc., Class C	5,300	145,379
CMS Energy Corp.	8,100	470,367
Constellation Energy Corp.	3,900	455,871
Dominion Energy, Inc.	2,600	122,200
DTE Energy Co.	6,400	705,664
Duke Energy Corp.	6,350	616,204
Edison International	3,850	275,236
Entergy Corp.	7,300	738,687
Essential Utilities, Inc.	13,200	493,020
Evergy, Inc.	1,300	67,860
Eversource Energy	8,050	496,846
Exelon Corp.	12,300	441,570
FirstEnergy Corp.	12,300	450,918
IDACORP, Inc.	600	58,992
National Fuel Gas Co.	600	30,102
NextEra Energy, Inc.	14,600	886,804
Nisource, Inc.	17,000	451,350
Northwest Natural Holdings Co.	1,900	73,986
NorthWestern Corp.	1,000	50,890
Portland General Electric Co.	1,200	52,008
PPL Corp.	21,250	575,875
Public Service Enterprise Group, Inc.	9,600	587,040
Sempra Energy	10,050	751,037
Southern Co.	2,850	199,842
Southwest Gas Corp.	2,150	136,203
Vistra Energy Corp.	6,000	231,120
WEC Energy Group, Inc.	6,650	559,731
Xcel Energy, Inc.	6,700	414,797
		13,273,859
Total Common Stocks
(Cost $13,914,064)		13,388,294

See accompanying notes which are an integral part of these financial statements.

53

SPIRIT OF AMERICA UTILITIES FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2023

	Shares	Market Value
Preferred Stocks 0.99%

Utilities 0.99%
Southern Co., 5.25%	6,000	$143,760

Total Preferred Stocks
(Cost $146,850)		143,760

Money Market Funds 6.28%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class, 5.27%(a)	907,907	907,907

Total Money Market Funds
(Cost $907,907)		907,907

Total Investments — 99.80%
(Cost $14,968,821)		14,439,961
Other Assets in Excess of Liabilities — 0.20%		28,584
NET ASSETS — 100.00%		$14,468,545

(a)	Rate disclosed is the seven day effective yield as of December 31, 2023.

See accompanying notes which are an integral part of these financial statements.

54	SPIRIT OF AMERICA

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2023

	Spirit of America	Spirit of America		Spirit of America
	Real Estate Income	Large Cap Value		Municipal Tax Free	Spirit of America	Spirit of America
	and Growth Fund	Fund		Bond Fund	Income Fund	Utilities Fund
ASSETS
Investments in securities at fair value (cost $62,866,728, $74,080,627, $35,191,360, $75,207,193, $14,968,821, respectively)	$76,801,876	$150,845,477		$34,775,980	$71,540,977	$14,439,961
Cash	1,312	1,775		—	2,695	—
Receivable for investments sold	165,632	52,317		—	364,996	—
Receivable for Fund shares sold	47	11,260		—	41	—
Dividends and interest receivable	394,744	206,497		405,344	910,481	29,891
Receivable for Adviser reimbursement	—	—		—	—	2,262
Prepaid offering costs	—	—		—	—	6,264
Prepaid expenses	14,601	17,703		19,042	17,862	24,984
TOTAL ASSETS	77,378,212	151,135,029		35,200,366	72,837,052	14,503,362
LIABILITIES
Cash overdraft	—	—		—	—	1,320
Line of credit payable	608,385	807,760		—	897,971	—
Payable for Fund shares redeemed	2,736	87,459		—	59,079	—
Payable for distributions to shareholders	—	—		27,215	—	—
Payable for investment advisory fees	62,459	122,541		7,318	32,183	—
Payable for distribution (12b-1) fees	19,495	37,954		4,810	16,310	2,930
Payable for accounting and administration fees	4,406	8,851		2,074	4,322	880
Payable for Chief Compliance Officer fees	257	528		121	254	51
Payable for transfer agent fees	1,795	2,166		618	2,191	175
Other accrued expenses	38,868	46,838		37,315	43,862	29,461
TOTAL LIABILITIES	738,401	1,114,097		79,471	1,056,172	34,817
NET ASSETS	$76,639,811	$150,020,932		$35,120,895	$71,780,880	$14,468,545

SOURCE OF NET ASSETS
As of December 31, 2023, net assets consisted of:
Paid-in capital	$62,789,844	$73,036,029		$45,430,420	$74,909,478	$14,958,310
Accumulated earnings (deficits)	13,849,967	76,984,903		(10,309,525)	(3,128,598)	(489,765)
NET ASSETS	$76,639,811	$150,020,932		$35,120,895	$71,780,880	$14,468,545

NET ASSETS:
Class A Shares	$76,446,354	$149,697,337		$34,979,856	$71,325,236	$14,449,431
Class C Shares	$180,502	$305,619		$131,979	$443,751	$9,513
Institutional Shares	$12,955	$17,976		$9,060	$11,893	$9,601
SHARES OUTSTANDING ($0.001 par value, 500,000,000 authorized shares):
Class A Shares	8,386,386	5,677,150		4,050,286	7,066,667	826,784
Class C Shares	20,195	11,586		15,325	43,944	540
Institutional Shares	1,460	682		1,051	1,174	549
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A Shares(a)	$9.12	$26.37		$8.64	$10.09	$17.48
Class C Shares(b)	$8.94	$26.38		$8.61	$10.10	$17.63	(c)
Institutional Shares	$8.87	$26.35	(c)	$8.62	$10.13	$17.48	(c)
OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$9.63	$27.83		$9.07	$10.59	$18.55
MAXIMUM SALES CHARGE:
Class A Shares	5.25%	5.25%		4.75%	4.75%	5.75%

(a)	A contingent deferred sales charge of 1.00% may be charged on shares held less than one year where an indirect commission was paid.

(b)	A contingent deferred sales charge of 1.00% may be charged on shares held less than 13 months.

(c)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes which are an integral part of these financial statements.

55

STATEMENTS OF OPERATIONS
FOR THE PERIODS ENDED DECEMBER 31, 2023

	Spirit of America	Spirit of America	Spirit of America
	Real Estate Income	Large Cap Value	Municipal Tax Free	Spirit of America	Spirit of America
	and Growth Fund	Fund	Bond Fund	Income Fund	Utilities Fund(a)
INVESTMENT INCOME
Dividends	$2,760,398	$2,762,049	$10,854	$1,551,654	$349,560
Foreign dividend taxes withheld	—	(3,085)	—	(16,747)	(1,437)
Interest	3,798	—	1,054,100	3,145,160	—
TOTAL INVESTMENT INCOME	2,764,196	2,758,964	1,064,954	4,680,067	348,123

EXPENSES
Investment advisory	799,297	1,313,992	216,693	450,491	88,308
Distribution (12b-1) - Class A Shares	246,642	405,649	53,964	186,633	22,716
Distribution (12b-1) - Class C Shares	1,763	2,316	1,308	4,168	88
Accounting and Administration	56,531	97,346	25,641	53,221	6,680
Registration	30,767	29,684	33,624	36,883	5,754
Auditing	23,625	23,625	23,626	23,626	27,215
Transfer agent	22,505	26,129	7,586	26,875	1,487
Insurance	19,540	25,508	8,374	17,149	313
Sub transfer agent	18,472	32,092	7,968	18,567	2,470
Directors	18,440	27,773	8,259	16,596	1,194
Interest	16,868	6,823	5,450	24,256	—
Printing	14,089	19,882	7,362	15,060	9,197
Legal	10,195	16,737	4,550	9,495	2,817
Offering costs	—	—	—	—	43,850
Custodian	7,968	11,251	4,804	6,297	7,379
Chief Compliance Officer	3,420	5,856	1,544	3,208	393
Line of credit	2,688	3,948	1,100	2,487	218
Pricing	1,924	3,005	24,841	19,711	632
Other	20,193	22,508	17,509	22,770	12,355
TOTAL EXPENSES	1,314,927	2,074,124	454,203	937,493	233,066
Fees waived by Adviser	—	—	(121,624)	(81,736)	(93,577)
NET EXPENSES	1,314,927	2,074,124	332,579	855,757	139,489
NET INVESTMENT INCOME	1,449,269	684,840	732,375	3,824,310	208,634

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	4,803,436	4,409,253	(1,879,671)	68,852	(1)
Net realized loss on foreign currency transactions	—	(20)	—	(226)	—
Net change in unrealized appreciation (depreciation) of investments	806,560	25,800,058	2,735,962	1,150,402	(528,860)
Net change in unrealized depreciation of foreign currency transactions	—	—	—	(12)	—
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	5,609,996	30,209,291	856,291	1,219,016	(528,861)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,059,265	$30,894,131	$1,588,666	$5,043,326	$(320,227)

(a)	For the period January 31, 2023 (commencement of operations) to December 31, 2023.

See accompanying notes which are an integral part of these financial statements.

56	SPIRIT OF AMERICA

[THIS PAGE INTENTIONALLY LEFT BLANK]

57

STATEMENTS OF CHANGES IN NET ASSETS

	Spirit of America		Spirit of America
	Real Estate Income and Growth Fund		Large Cap Value Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
OPERATIONS
Net investment income	$1,449,269	$1,410,625	$684,840	$638,366
Net realized gain (loss) from investment and foreign currency transactions	4,803,436	4,961,989	4,409,233	8,515,870
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	806,560	(45,181,077)	25,800,058	(36,714,039)
Net increase (decrease) in net assets resulting from operations	7,059,265	(38,808,463)	30,894,131	(27,559,803)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings:
Class A Shares	(6,260,241)	(7,062,689)	(5,586,772)	(10,882,304)
Class C Shares	(13,807)	(13,086)	(10,280)	(16,573)
Institutional Shares	(1,038)	(917)	(675)	(1,261)
Return of capital:
Class A Shares	(929,346)	(1,300,482)	(2,095,341)	(506,944)
Class C Shares	(1,593)	(1,910)	(2,315)	—
Institutional Shares	(158)	(176)	(289)	(79)
Total distributions to shareholders	(7,206,183)	(8,379,260)	(7,695,672)	(11,407,161)
CAPITAL TRANSACTIONS
Class A Shares:
Shares sold	6,697,171	20,865,037	23,592,723	18,948,198
Shares issued from reinvestment of distributions	5,122,972	6,060,405	5,644,409	8,405,915
Shares redeemed	(25,793,999)	(22,631,957)	(25,029,873)	(23,604,134)
Total Class A Shares	(13,973,856)	4,293,485	4,207,259	3,749,979
Class C Shares:
Shares sold	—	63,049	69,499	27,500
Shares issued from reinvestment of distributions	7,813	10,284	3,814	4,125
Shares redeemed	(5,000)	(27,504)	(110)	(78,928)
Total Class C Shares	2,813	45,829	73,203	(47,303)
Institutional Shares:
Shares sold	—	—	—	—
Shares issued from reinvestment of distributions	1,196	1,093	964	1,341
Total Institutional Shares	1,196	1,093	964	1,341
Increase (decrease) in net assets derived from capital share transactions	(13,969,847)	4,340,407	4,281,426	3,704,017
Total increase (decrease) in Net Assets	(14,116,765)	(42,847,316)	27,479,885	(35,262,947)
NET ASSETS
Beginning of period	90,756,576	133,603,892	122,541,047	157,803,994
End of period	$76,639,811	$90,756,576	$150,020,932	$122,541,047
SHARE TRANSACTIONS
Class A Shares:
Shares sold	727,486	1,808,804	958,692	752,673
Shares issued from reinvestment of distributions	561,715	629,407	219,285	376,184
Shares redeemed	(2,831,077)	(2,104,320)	(1,026,500)	(928,882)
Total Class A Shares	(1,541,876)	333,891	151,477	199,975
Class C Shares:
Shares sold	—	5,300	2,690	1,077
Shares issued from reinvestment of distributions	872	1,089	147	185
Shares redeemed	(554)	(2,319)	(5)	(2,945)
Total Class C Shares	318	4,070	2,832	(1,683)
Institutional Shares:
Shares sold	—	—	—	—
Shares issued from reinvestment of distributions	134	117	37	60
Total Institutional Shares	134	117	37	60

(a)	For the period January 31, 2023 (commencement of operations) to December 31, 2023.

See accompanying notes which are an integral part of these financial statements.

58	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

Spirit of America		Spirit of America		Spirit of America
Municipal Tax Free Bond Fund		Income Fund		Utilities Fund
For the Year	For the Year	For the Year	For the Year	For the Period
Ended	Ended	Ended	Ended	Ended
December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023(a)

$732,375	$919,762	$3,824,310	$3,684,285	$208,634
(1,879,671)	(383,502)	68,626	2,655,104	(1)
2,735,962	(5,677,383)	1,150,390	(20,187,224)	(528,860)

1,588,666	(5,141,123)	5,043,326	(13,847,835)	(320,227)

(730,621)	(918,075)	(4,500,248)	(6,535,212)	(169,308)
(1,560)	(1,505)	(22,751)	(27,950)	(103)
(193)	(182)	(730)	(877)	(127)

—	—	—	—	(1,008,731)
—	—	—	—	(616)
—	—	—	—	(759)
(732,374)	(919,762)	(4,523,729)	(6,564,039)	(1,179,644)

1,694,668	1,435,637	9,385,322	8,958,538	15,559,166
463,737	574,461	2,545,056	3,825,124	788,414
(7,340,005)	(19,054,427)	(18,888,109)	(33,834,470)	(400,769)
(5,181,600)	(17,044,329)	(6,957,731)	(21,050,808)	15,946,811

2,160	600	23,997	73,860	10,000
1,256	1,122	18,586	21,814	719
(13,323)	(150)	(355)	(44,568)	—
(9,907)	1,572	42,228	51,106	10,719

—	—	—	—	10,000
193	182	730	877	886
193	182	730	877	10,886

(5,191,314)	(17,042,575)	(6,914,773)	(20,998,825)	15,968,416
(4,335,022)	(23,103,460)	(6,395,176)	(41,410,699)	14,468,545

39,455,917	62,559,377	78,176,056	119,586,755	—
$35,120,895	$39,455,917	$71,780,880	$78,176,056	$14,468,545

199,095	162,031	926,415	794,665	805,386
54,599	66,259	252,632	359,736	43,980
(860,857)	(2,179,580)	(1,868,923)	(3,016,715)	(22,582)
(607,163)	(1,951,290)	(689,876)	(1,862,314)	826,784

257	70	2,411	6,419	500
148	130	1,846	2,078	40
(1,542)	(16)	(34)	(4,057)	—
(1,137)	184	4,223	4,440	540

—	—	—	—	500
22	22	72	82	49
22	22	72	82	549

See accompanying notes which are an integral part of these financial statements.

59

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
CLASS A SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31
	2023		2022	2021	2020	2019
Net Asset Value, Beginning of Year	$9.12		$13.90	$10.45	$11.96	$10.03

From Investment Operations:
Net investment income	0.16	[1]	0.14 [1]	0.08 [1]	0.15 [1]	0.09
Net realized and unrealized gain (loss) on investments	0.69		(4.07)	4.22	(0.81)	2.69
Total from investment operations	0.85		(3.93)	4.30	(0.66)	2.78

Less Distributions:
Distributions from net investment income	(0.16)		(0.17)	(0.14)	(0.11)	(0.09)
Distributions from net capital gains	(0.58)		(0.55)	(0.71)	(0.04)	(0.76)
Distributions from return of capital	(0.11)		(0.13)	—	(0.70)	—
Total distributions	(0.85)		(0.85)	(0.85)	(0.85)	(0.85)

Net Asset Value, End of Year	$9.12		$9.12	$13.90	$10.45	$11.96
Total Return[2]	9.53%		(28.46)%	42.03%	(5.13)%	28.06%

Ratios and Supplemental Data:
Net assets, end of year (000)	$76,446		$90,567	$133,371	$82,609	$90,679
Ratio of net expenses to average net assets	1.60	% [3]	1.54%	1.52%	1.59%	1.54%
Ratio of net investment income to average net assets	1.76%		1.28%	0.68%	1.05%	0.74%
Portfolio turnover rate	4%		16%	17%	18%	4%

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Calculation does not reflect sales load.

[3]	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

60	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
CLASS C SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31
	2023		2022	2021	2020	2019
Net Asset Value, Beginning of Year	$8.96		$13.68	$10.26	$11.77	$9.90

From Investment Operations:
Net investment income	0.10	[1]	0.07 [1]	0.01 [1]	0.08 [1]	0.08
Net realized and unrealized gain (loss) on investments	0.67		(4.01)	4.14	(0.81)	2.57
Total from investment operations	0.77		(3.94)	4.15	(0.73)	2.65

Less Distributions:
Distributions from net investment income	(0.13)		(0.13)	(0.02)	(0.10)	(0.08)
Distributions from net capital gains	(0.58)		(0.55)	(0.71)	(0.04)	(0.70)
Distributions from return of capital	(0.08)		(0.10)	—	(0.64)	—
Total distributions	(0.79)		(0.78)	(0.73)	(0.78)	(0.78)

Net Asset Value, End of Year	$8.94		$8.96	$13.68	$10.26	$11.77
Total Return[2]	8.75%		(28.98)%	41.07%	(5.85)%	27.15%

Ratios and Supplemental Data:
Net assets, end of year (000)	$181		$178	$216	$222	$211
Ratio of net expenses to average net assets	2.30	% [3]	2.25%	2.22%	2.29%	2.24%
Ratio of net investment income to average net assets	1.12%		0.62%	0.06%	0.41%	0.16%
Portfolio turnover rate	4%		16%	17%	18%	4%

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Calculation does not reflect contingent deferred sales charge.

[3]	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

61

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year				For the
	Ended				Period Ended
	December 31				December 31
	2023		2022	2021	2020[1]
Net Asset Value, Beginning of Period	$8.90		$13.60	$10.24	$9.67

From Investment Operations:
Net investment income	0.19	[2]	0.17 [2]	0.11 [2]	0.14	[2]
Net realized and unrealized gain (loss) on investments	0.66		(3.99)	4.14	1.31
Total from investment operations	0.85		(3.82)	4.25	1.45

Less Distributions:
Distributions from net investment income	(0.18)		(0.19)	(0.18)	(0.12)
Distributions from net capital gains	(0.58)		(0.55)	(0.71)	(0.04)
Distributions from return of capital	(0.12)		(0.14)	—	(0.72)
Total distributions	(0.88)		(0.88)	(0.89)	(0.88)

Net Asset Value, End of Period	$8.87		$8.90	$13.60	$10.24
Total Return	9.77%		(28.26)%	42.39%	15.52	% [3]

Ratios and Supplemental Data:
Net assets, end of period (000)	$13		$12	$16	$14
Ratio of net expenses to average net assets	1.30	% [4]	1.24%	1.22%	1.29	% [5]
Ratio of net investment income to average net assets	2.13%		1.59%	0.89%	1.53	% [5]
Portfolio turnover rate	4%		16%	17%	18	% [3]

[1]	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

[2]	Calculated based on the average number of shares outstanding during the period.

[3]	Not annualized.

[4]	Includes interest expense of 0.02%.

[5]	Annualized.

See accompanying notes which are an integral part of these financial statements.

62	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
CLASS A SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31
	2023		2022	2021	2020	2019
Net Asset Value, Beginning of Year	$22.14		$29.57	$24.47	$22.53	$18.53

From Investment Operations:
Net investment income	0.12	[1]	0.12 [1]	0.02 [1]	1.08 [1]	0.13 [1]
Net realized and unrealized gain (loss) on investments	5.51		(5.38)	7.05	2.26	5.27
Total from investment operations	5.63		(5.26)	7.07	3.34	5.40

Less Distributions:
Distributions from net investment income	(0.11)		(0.10)	(0.01)	(0.17)	(0.13)
Distributions from net capital gains	(0.90)		(1.97)	(1.79)	(0.90)	(0.80)
Distributions from return of capital	(0.39)		(0.10)	(0.17)	(0.33)	(0.47)
Total distributions	(1.40)		(2.17)	(1.97)	(1.40)	(1.40)

Net Asset Value, End of Year	$26.37		$22.14	$29.57	$24.47	$22.53
Total Return[2]	25.67%		(17.70)%	29.27%	15.49%	29.54%

Ratios and Supplemental Data:
Net assets, end of year (000)	$149,697		$122,333	$157,478	$128,680	$113,819
Ratio of net expenses to average net assets	1.53	% [3]	1.51%	1.50%	1.53%	1.52%
Ratio of net investment income to average net assets	0.51%		0.48%	0.06%	0.82%	0.60%
Portfolio turnover rate	5%		10%	11%	15%	8%

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Calculation does not reflect sales load.

[3]	Includes interest expense of 0.01%.

See accompanying notes which are an integral part of these financial statements.

63

SPIRIT OF AMERICA LARGE CAP VALUE FUND
CLASS C SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31
	2023		2022		2021		2020	2019
Net Asset Value, Beginning of Year	$22.17		$29.56		$24.48		$22.59	$18.52

From Investment Operations:
Net investment income (loss)	(0.05	) [1]	(0.06	) [1]	(0.18	) [1]	0.88 [1]	(0.02	) [1]
Net realized and unrealized gain (loss) on investments	5.50		(5.36)		7.05		2.30	5.26
Total from investment operations	5.45		(5.42)		6.87		3.18	5.24

Less Distributions:
Distributions from net investment income	(0.08)		—		—		(0.13)	(0.08)
Distributions from net capital gains	(0.90)		(1.97)		(1.79)		(0.90)	(0.80)
Distributions from return of capital	(0.26)		—		—		(0.26)	(0.29)
Total distributions	(1.24)		(1.97)		(1.79)		(1.29)	(1.17)

Net Asset Value, End of Year	$26.38		$22.17		$29.56		$24.48	$22.59
Total Return[2]	24.80%		(18.29)%		28.37%		14.70%	28.59%

Ratios and Supplemental Data:
Net assets, end of year (000)	$306		$194		$308		$263	$40
Ratio of net expenses to average net assets	2.23	% [3]	2.21%		2.20%		2.23%	2.22%
Ratio of net investment loss to average net assets	(0.18)%		(0.24)%		(0.64)%		(0.09)%	(0.10)%
Portfolio turnover rate	5%		10%		11%		15%	8%

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Calculation does not reflect contingent deferred sales charge.

[3]	Includes interest expense of 0.01%.

See accompanying notes which are an integral part of these financial statements.

64	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year				For the
	Ended				Period Ended
	December 31				December 31
	2023		2022	2021	2020[1]
Net Asset Value, Beginning of Period	$22.12		$29.56	$24.46	$19.57

From Investment Operations:
Net investment income	0.20	[2]	0.20 [2]	0.10 [2]	1.02	[2]
Net realized and unrealized gain (loss) on investments	5.50		(5.39)	7.06	5.34
Total from investment operations	5.70		(5.19)	7.16	6.36

Less Distributions:
Distributions from net investment income	(0.13)		(0.15)	(0.02)	(0.19)
Distributions from net capital gains	(0.90)		(1.97)	(1.79)	(0.90)
Distributions from return of capital	(0.44)		(0.13)	(0.25)	(0.38)
Total distributions	(1.47)		(2.25)	(2.06)	(1.47)

Net Asset Value, End of Period	$26.35		$22.12	$29.56	$24.46
Total Return	26.05%		(17.48)%	29.64%	33.28	% [3]

Ratios and Supplemental Data:
Net assets, end of period (000)	$18		$14	$17	$13
Ratio of net expenses to average net assets	1.23	% [4]	1.21%	1.20%	1.23	% [5]
Ratio of net investment income to average net assets	0.80%		0.78%	0.36%	0.80	% [5]
Portfolio turnover rate	5%		10%	11%	15	% [3]

[1]	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

[2]	Calculated based on the average number of shares outstanding during the period.

[3]	Not annualized.

[4]	Includes interest expense of 0.01%.

[5]	Annualized.

See accompanying notes which are an integral part of these financial statements.

65

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
CLASS A SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31
	2023		2022	2021	2020	2019
Net Asset Value, Beginning of Year	$8.44		$9.44	$9.54	$9.45	$9.26

From Investment Operations:
Net investment income	0.17		0.17	0.18	0.24	0.27
Net realized and unrealized gain (loss) on investments	0.20		(1.00)	(0.10)	0.09	0.19
Total from investment operations	0.37		(0.83)	0.08	0.33	0.46

Less Distributions:
Distributions from net investment income	(0.17)		(0.17)	(0.18)	(0.24)	(0.27)
Total distributions	(0.17)		(0.17)	(0.18)	(0.24)	(0.27)

Net Asset Value, End of Year	$8.64		$8.44	$9.44	$9.54	$9.45
Total Return[1]	4.48%		(8.87)%	0.88%	3.56%	5.06%

Ratios and Supplemental Data:
Net assets, end of year (000)	$34,980		$39,309	$62,397	$70,947	$69,002
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.26	% [2]	1.19%	1.10%	1.11%	1.13	% [2]
After expense waiver or recoupment	0.92	% [2]	0.92%	0.90%	0.90%	0.92	% [2]
Ratio of net investment income to average net assets	2.03%		1.90%	1.94%	2.55%	2.92%
Portfolio turnover rate	24%		—%	11%	18%	6%

[1]	Calculation does not reflect sales load.

[2]	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

66	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
CLASS C SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31
	2023		2022	2021	2020	2019
Net Asset Value, Beginning of Year	$8.42		$9.42	$9.52	$9.43	$9.23

From Investment Operations:
Net investment income	0.10		0.09	0.10	0.16	0.19
Net realized and unrealized gain (loss) on investments	0.19		(1.00)	(0.10)	0.09	0.20
Total from investment operations	0.29		(0.91)	—	0.25	0.39

Less Distributions:
Distributions from net investment income	(0.10)		(0.09)	(0.10)	(0.16)	(0.19)
Total distributions	(0.10)		(0.09)	(0.10)	(0.16)	(0.19)

Net Asset Value, End of Year	$8.61		$8.42	$9.42	$9.52	$9.43
Total Return[1]	3.49%		(9.66)%	0.03%	2.70%	4.30%

Ratios and Supplemental Data:
Net assets, end of year (000)	$132		$139	$153	$333	$335
Ratio of expenses to average net assets:
Before expense waiver or recoupment	2.11	% [2]	2.04%	1.95%	1.96%	1.98	% [2]
After expense waiver or recoupment	1.77	% [2]	1.77%	1.75%	1.75%	1.77	% [2]
Ratio of net investment income to average net assets	1.19%		1.06%	1.11%	1.71%	2.03%
Portfolio turnover rate	24%		—%	11%	18%	6%

[1]	Calculation does not reflect contingent deferred sales charge.

[2]	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

67

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year				For the
	Ended				Period Ended
	December 31				December 31
	2023		2022	2021	2020[1]
Net Asset Value, Beginning of Period	$8.42		$9.42	$9.52	$9.28

From Investment Operations:
Net investment income	0.19		0.18	0.20	0.16
Net realized and unrealized gain (loss) on investments	0.20		(1.00)	(0.10)	0.24
Total from investment operations	0.39		(0.82)	0.10	0.40

Less Distributions:
Distributions from net investment income	(0.19)		(0.18)	(0.20)	(0.16)
Total distributions	(0.19)		(0.18)	(0.20)	(0.16)

Net Asset Value, End of Period	$8.62		$8.42	$9.42	$9.52
Total Return	4.64%		(8.75)%	1.03%	4.37	% [2]

Ratios and Supplemental Data:
Net assets, end of period (000)	$9		$9	$9	$9
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.11	% [3]	1.04%	0.95%	0.96	% [4]
After expense waiver or recoupment	0.77	% [3]	0.77%	0.75%	0.75	% [4]
Ratio of net investment income to average net assets	2.19%		2.06%	2.08%	2.60	% [4]
Portfolio turnover rate	24%		—%	11%	18	% [2]

[1]	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

[2]	Not annualized.

[3]	Includes interest expense of 0.02%.

[4]	Annualized.

See accompanying notes which are an integral part of these financial statements.

68	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
CLASS A SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31
	2023		2022	2021		2020	2019
Net Asset Value, Beginning of Year	$10.03		$12.39	$12.44		$12.21	$11.42

From Investment Operations:
Net investment income	0.52		0.44	0.50		0.44	0.44
Net realized and unrealized gain (loss) on investments	0.16		(1.99)	0.06		0.26	0.87
Total from investment operations	0.68		(1.55)	0.56		0.70	1.31

Less Distributions:
Distributions from net investment income	(0.48)		(0.43)	(0.46)		(0.43)	(0.39)
Distributions from net capital gains	(0.14)		(0.38)	(0.15)		(0.04)	(0.07)
Distributions from return of capital	—		—	—		—	(0.06)
Total distributions	(0.62)		(0.81)	(0.61)		(0.47)	(0.52)

Net Asset Value, End of Year	$10.09		$10.03	$12.39		$12.44	$12.21
Total Return[1]	6.94%		(12.69)%	4.59%		5.95%	11.64%

Ratios and Supplemental Data:
Net assets, end of year (000)	$71,325		$77,767	$119,137		$135,162	$132,166
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.24	% [2]	1.18%	1.14	% [3]	1.15%	1.14	% [3]
After expense waiver or recoupment	1.14	% [2]	1.12%	1.11	% [3]	1.10%	1.11	% [3]
Ratio of net investment income to average net assets	5.10%		3.83%	3.98%		3.70%	3.74%
Portfolio turnover rate	2%		1%	4%		20%	3%

[1]	Calculation does not reflect sales load.

[2]	Includes interest expense of 0.03%.

[3]	Includes interest expense of 0.01%.

See accompanying notes which are an integral part of these financial statements.

69

SPIRIT OF AMERICA INCOME FUND
CLASS C SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31
	2023		2022	2021		2020	2019
Net Asset Value, Beginning of Year	$10.03		$12.39	$12.45		$12.22	$11.43

From Investment Operations:
Net investment income	0.44		0.35	0.40		0.36	0.38
Net realized and unrealized gain (loss) on investments	0.18		(1.98)	0.06		0.25	0.84
Total from investment operations	0.62		(1.63)	0.46		0.61	1.22

Less Distributions:
Distributions from net investment income	(0.41)		(0.35)	(0.37)		(0.34)	(0.32)
Distributions from net capital gains	(0.14)		(0.38)	(0.15)		(0.04)	(0.07)
Distributions from return of capital	—		—	—		—	(0.04)
Total distributions	(0.55)		(0.73)	(0.52)		(0.38)	(0.43)

Net Asset Value, End of Year	$10.10		$10.03	$12.39		$12.45	$12.22
Total Return[1]	6.25%		(13.34)%	3.72%		5.18%	10.79%

Ratios and Supplemental Data:
Net assets, end of year (000)	$444		$398	$437		$465	$422
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.99	% [2]	1.93%	1.89	% [3]	1.90%	1.89	% [3]
After expense waiver or recoupment	1.89	% [2]	1.87%	1.86	% [3]	1.85%	1.86	% [3]
Ratio of net investment income to average net assets	4.36%		3.12%	3.23%		2.92%	2.97%
Portfolio turnover rate	2%		1%	4%		20%	3%

[1]	Calculation does not reflect contingent deferred sales charge.

[2]	Includes interest expense of 0.03%.

[3]	Includes interest expense of 0.01%.

See accompanying notes which are an integral part of these financial statements.

70	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year					For the
	Ended					Period Ended
	December 31					December 31
	2023		2022	2021		2020[1]
Net Asset Value, Beginning of Period	$10.06		$12.43	$12.48		$11.66

From Investment Operations:
Net investment income	0.54		0.46	0.53		0.31
Net realized and unrealized gain (loss) on investments	0.18		(1.99)	0.07		0.83
Total from investment operations	0.72		(1.53)	0.59		1.14

Less Distributions:
Distributions from net investment income	(0.51)		(0.46)	(0.50)		(0.28)
Distributions from net capital gains	(0.14)		(0.38)	(0.15)		(0.04)
Total distributions	(0.65)		(0.84)	(0.65)		(0.32)

Net Asset Value, End of Period	$10.13		$10.06	$12.43		$12.48
Total Return	7.30%		(12.51)%	4.83%		9.89	% [2]

Ratios and Supplemental Data:
Net assets, end of period (000)	$12		$11	$13		$12
Ratio of expenses to average net assets:
Before expense waiver or recoupment	0.99	% [3]	0.93%	0.89	% [4]	0.90	% [5]
After expense waiver or recoupment	0.89	% [3]	0.87%	0.86	% [4]	0.85	% [5]
Ratio of net investment income to average net assets	5.34%		4.10%	4.21%		3.80	% [5]
Portfolio turnover rate	2%		1%	4%		20	% [2]

[1]	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

[2]	Not annualized.

[3]	Includes interest expense of 0.03%.

[4]	Includes interest expense of 0.01%.

[5]	Annualized.

See accompanying notes which are an integral part of these financial statements.

71

SPIRIT OF AMERICA UTILITIES FUND
CLASS A SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the
	Period Ended
	December 31
	2023[1]
Net Asset Value, Beginning of Period	$20.00

From Investment Operations:
Net investment income	0.39	[2]
Net realized and unrealized (loss) on investments	(1.21)
Total from investment operations	(0.82)

Less Distributions:
Distributions from net investment income	(0.24)
Distributions from return of capital	(1.46)
Total distributions	(1.70)

Net Asset Value, End of Period	$17.48
Total Return	(4.16	)% [3,4]

Ratios and Supplemental Data:
Net assets, end of period (000)	$14,449
Ratio of expenses to average net assets:
Before expense waiver or recoupment	2.56	% [5]
After expense waiver or recoupment	1.53	% [5]
Ratio of net investment income to average net assets	2.29	% [5]
Portfolio turnover rate	—	% [4]

[1]	For the period January 31, 2023 (commencement of operations) to December 31, 2023.

[2]	Calculated based on the average number of shares outstanding during the period.

[3]	Calculation does not reflect sales load.

[4]	Not annualized.

[5]	Annualized.

See accompanying notes which are an integral part of these financial statements.

72	SPIRIT OF AMERICA

SPIRIT OF AMERICA UTILITIES FUND
CLASS C SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the
	Period Ended
	December 31
	2023[1]
Net Asset Value, Beginning of Period	$20.00

From Investment Operations:
Net investment income	0.29	[2]
Net realized and unrealized (loss) on investments	(1.25)
Total from investment operations	(0.96)

Less Distributions:
Distributions from net investment income	(0.20)
Distributions from return of capital	(1.21)
Total distributions	(1.41)

Net Asset Value, End of Period	$17.63
Total Return	(4.85	)% [3,4]

Ratios and Supplemental Data:
Net assets, end of period (000)	$10
Ratio of expenses to average net assets:
Before expense waiver or recoupment	4.90	% [5]
After expense waiver or recoupment	2.28	% [5]
Ratio of net investment income to average net assets	1.71	% [5]
Portfolio turnover rate	—	% [4]

[1]	For the period January 31, 2023 (commencement of operations) to December 31, 2023.

[2]	Calculated based on the average number of shares outstanding during the period.

[3]	Calculation does not reflect contingent deferred sales charge.

[4]	Not annualized.

[5]	Annualized.

See accompanying notes which are an integral part of these financial statements.

73

SPIRIT OF AMERICA UTILITIES FUND
INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the
	Period Ended
	December 31
	2023[1]
Net Asset Value, Beginning of Period	$20.00

From Investment Operations:
Net investment income	0.47	[2]
Net realized and unrealized (loss) on investments	(1.26)
Total from investment operations	(0.79)

Less Distributions:
Distributions from net investment income	(0.25)
Distributions from return of capital	(1.48)
Total distributions	(1.73)

Net Asset Value, End of Period	$17.48
Total Return	(4.00	)% [3]

Ratios and Supplemental Data:
Net assets, end of period (000)	$10
Ratio of expenses to average net assets:
Before expense waiver or recoupment	3.90	% [4]
After expense waiver or recoupment	1.28	% [4]
Ratio of net investment income to average net assets	2.71	% [4]
Portfolio turnover rate	—	% [3]

[1]	For the period January 31, 2023 (commencement of operations) to December 31, 2023.

[2]	Calculated based on the average number of shares outstanding during the period.

[3]	Not annualized.

[4]	Annualized.

See accompanying notes which are an integral part of these financial statements.

74	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS  |  DECEMBER 31, 2023

Note 1 – Organization

Spirit of America Investment Fund, Inc. (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Company offers 6 separate series, or mutual funds (the “Spirit of America Funds”), each with its own investment objective and strategy. This report includes the following funds, each operating as a diversified fund as defined by the 1940 Act (individually, a “Fund”, or collectively, the “Funds”):

Spirit of America Real Estate Income and Growth Fund (the “Real Estate Income and Growth Fund”) commenced operations on January 9, 1998. The Real Estate Income and Growth Fund seeks current income and growth of capital by investing in equity real estate investment trusts (“REITs”) and the equity securities of real estate industry companies.

Spirit of America Large Cap Value Fund (the “Large Cap Value Fund”) commenced operations on August 1, 2002. The Large Cap Value Fund seeks capital appreciation with a secondary objective of current income by investing in equity securities in the large cap value segment of the U.S. equity market.

Spirit of American Municipal Tax Free Bond Fund (the “Municipal Tax Free Bond Fund”) commenced operations on February 29, 2008. The Municipal Tax Free Bond Fund seeks high current income that is exempt from federal income tax, including the alternative minimum tax (“AMT”), investing at least 80% of its assets in municipal bonds.

Spirit of America Income Fund (the “Income Fund”) commenced operations on December 31, 2008. The Income Fund seeks high current income, investing at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (frequently called “junk” bonds), and collateralized mortgage obligations (“CMOs”).

Spirit of America Utilities Fund (the “Utilities Fund”) commenced operations on January 31, 2023. The Utilities Fund seeks current income and capital appreciation by investing at least 80% of its net assets plus any borrowings in a combination of securities and other assets of utility and utility related companies.

Each Fund currently offers Class A Shares, Class C Shares and Institutional Shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A Shares have a maximum sales charge on purchases of 5.25% for the Real Estate Income and Growth Fund and Large Cap Value Fund, 4.75% for the Municipal Tax Free Bond Fund and Income Fund, and 5.75% for the Utilities Fund, as a percentage of the original purchase price. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more of Class A Shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

Note 2 – Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

Regulatory Update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

75

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2023

A. Security Valuation: The offering price and NAV per share for the Funds are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. Each Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and ask prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and ask prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and ask prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Pursuant to Rule 2a-5 under the 1940 Act, the Company’s Board of Directors (the “Board”) has designated Spirit of America Management Corp., the Company’s investment adviser, as the Company’s Valuation Designee, to perform any fair value determinations for securities and other assets held by the Funds for which market quotations are not readily available in accordance with the Company’s Valuation Procedures.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

●	Level 1 –	Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●	Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value each Fund’s net assets as of December 31, 2023 is as follows:

		Value Inputs
	Level 1	Level 2	Level 3	Total
Real Estate Income and Growth Fund
Assets:
Common Stocks[1]	$74,843,170	$—	$—	$74,843,170
Preferred Stocks[1]	1,760,446	198,260	—	1,958,706
Total	$76,603,616	$198,260	$—	$76,801,876

Large Cap Value Fund
Assets:
Common Stocks[1]	$149,850,289	$—	$—	$149,850,289
Preferred Stocks[1]	995,188	—	—	995,188
Total	$150,845,477	$—	$—	$150,845,477

Municipal Tax Free Bond Fund
Assets:
Municipal Bonds	$—	$34,388,967	$—	$34,388,967
Money Market Funds	387,013	—	—	387,013
Total	$387,013	$34,388,967	$—	$34,775,980

76	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2023

		Value Inputs
	Level 1	Level 2	Level 3	Total
Income Fund
Assets:
Common Stocks[1]	$6,448,908	$—	$—	$6,448,908
Preferred Stocks[1]	14,425,995	—	—	14,425,995
Collateralized Mortgage Obligations	—	52,341	—	52,341
Corporate Bonds	—	7,439,484	360,305	7,799,789
Municipal Bonds	—	42,813,944	—	42,813,944
Total	$20,874,903	$50,305,769	$360,305	$71,540,977

Utilities Fund
Assets:
Common Stocks[1]	$13,388,294	$—	$—	$13,388,294
Preferred Stocks[1]	143,760	—	—	143,760
Money Market Funds	907,907	—	—	907,907
Total	$14,439,961	$—	$—	$14,439,961

[1]	Refer to Schedule of Investments for sector/industry classification.

In the absence of a listed price quote, or a supplied price quote which is deemed to be unrepresentative of the actual market price, Spirit of America Management Corp. shall use any or all of the following criteria to value Level 3 securities:

●	Last sales price

●	Price given by pricing service

●	Last quoted bid & asked price

●	Third party bid & asked price

●	Indicated opening range

The significant unobservable inputs that may be used in the fair value measurement of a Fund’s investments in common stock, corporate bonds and convertible corporate bonds for which market quotations are not readily available include: broker quotes, discounts from the most recent trade or “stale price” and estimates from trustees (in bankruptcies) on disbursements. A change in the assumption used for each of the inputs listed above may indicate a directionally similar change in the fair value of the investment.

The following provides quantitative information about the Real Estate Income and Growth Fund’s significant Level 3 fair value measurements as of December 31, 2023:

Quantitative Information about Significant Level 3 Fair Value Measurements
Fair Value
Asset Category	December 31, 2023	Valuation Techniques	Unobservable Input(s)	Range
Common Stocks	$—	Asset Liquidation Analysis	Liquidation Proceeds	N/A

77

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2023

The following provides quantitative information about the Income Fund’s significant Level 3 fair value measurements as of December 31, 2023:

Quantitative Information about Significant Level 3 Fair Value Measurements
	Fair Value At
Asset Category	December 31, 2023	Valuation Techniques	Unobservable Input(s)	Range
Common Stocks	$—	Asset Liquidation Analysis	Liquidation Proceeds	N/A
Corporate Bonds	360,305	Comparable Security Analysis	Discount for Lack of Marketability	10%[1]

[1]	Significant changes in this range would result in a significantly higher or lower fair value measurement.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Real Estate Income and Growth Fund:

Change in
	Balance as of		Unrealized	Balance as of
	December 31,	Amortization/	Appreciation	December 31,
	2022	Accretion	(Depreciation)	2023
Common Stocks	$—	$—	$—	$—

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

			Change in
	Balance as of		Unrealized	Balance as of
	December 31,	Amortization/	Appreciation	December 31,
	2022	Accretion	(Depreciation)	2023
Common Stocks	$—	$—	$—	$—
Corporate Bonds	348,896	(590)	11,999	360,305

Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date) for financial reporting purposes. Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

C. Federal Income Taxes: The Funds intend to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E. Distributions to Shareholders: The Funds intend to distribute substantially all of their net investment income and capital gains to shareholders each year. The Real Estate Income and Growth Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $0.85 per share. The Large Cap Value Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $1.40 per share. The Utilities Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31. For the Income Fund and Municipal Tax Free Bond Fund, income distributions will typically be declared daily and paid monthly. Capital gains, if any, for all of the Funds, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

78	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2023

The Real Estate Income and Growth Fund and Large Cap Value Fund have made certain investments in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Funds intend to include the gross distributions from such REITs in their distributions to their shareholders; accordingly, a portion of the distributions paid to the Funds and subsequently distributed to shareholders may be re-characterized based on the prior calendar year’s actual reported return of capital. The final determination of the amount of each Fund’s return of capital distribution for the period will be made after the end of each calendar year.

F. Allocation of Income, Expenses, Gains and Losses. Expenses incurred by the Company that do not relate to a specific fund of the Company are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Note 3 – Derivative Transactions

Written Options Contracts – The Real Estate Income and Growth Fund and Large Cap Value Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The Funds did not use derivatives for the fiscal year ended December 31, 2023.

Note 4 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the fiscal year ended December 31, 2023, excluding short-term investments and U.S. government obligations, were as follows:

Fund	Purchases	Sales
Real Estate Income and Growth Fund	$3,438,538	$21,810,753
Large Cap Value Fund	6,678,038	9,314,835
Municipal Tax Free Bond Fund	8,485,754	14,085,816
Income Fund	1,550,669	9,792,993
Utilities Fund	14,060,914	—

There were no purchases or sales of long-term U.S. Government Obligations during the fiscal year ended December 31, 2023.

Note 5 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser, under the terms of the Advisory Agreement with respect to each Fund, manages the Funds’ investments. As compensation for its management services, each Fund is obligated to pay the Adviser a fee based on each Fund’s average daily net assets as follows:

		Advisory
Fund	Fee Rate	Fees Earned
Real Estate Income and Growth Fund	0.97%	$799,297
Large Cap Value Fund	0.97%	1,313,992
Municipal Tax Free Bond Fund	0.60%	216,693
Income Fund	0.60%	450,491
Utilities Fund	0.97%	88,308

79

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2023

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses for the Real Estate Income and Growth Fund, Large Cap Value Fund, Municipal Tax Free Bond Fund and Income Fund (based on average daily net assets) through April 30, 2024 and the Utilities Fund through May 1, 2024 so that the total operating expenses will not exceed the amounts presented in the table below. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Additionally, for the fiscal year ended December 31, 2023, the Adviser waived advisory fees, as indicated:

			Institutional	Fees Recouped
Fund	Class A Shares	Class C Shares	Shares	(Waived)
Municipal Tax Free Bond Fund	0.90%	1.75%	0.75%	$(121,624)
Income Fund	1.10%	1.85%	0.85%	(81,736)
Utilities Fund	1.53%	2.28%	1.28%	(93,577)

Any amounts waived or reimbursed by the Adviser are subject to repayment by a Fund within a period of three years after such waivers or expenses were incurred, provided the Fund is able to make such repayments and remain in compliance with the expense limitation as stated above.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions, are as follows:

	Municipal
	Tax Free	Income	Utilities
Recoverable through	Bond Fund	Fund	Fund
December 31, 2024	$133,559	$41,389	$—
December 31, 2025	128,720	57,831	—
December 31, 2026	121,624	81,736	93,577

The Funds’ Class A Shares and Class C Shares have adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits each Fund’s Class A Shares and Class C Shares to pay David Lerner Associates, Inc. (the “Distributor”) an annual fee, accrued daily and paid monthly based on each Class of each Fund’s average daily net assets for the Distributor’s services and expenses in distributing shares of each Fund and providing personal services and/or maintaining shareholder accounts. For the fiscal year ended December 31, 2023, the annual fee rate and the fees paid to the Distributor under the Plan were as follows:

	Class A Shares		Class C Shares
Fund	Annual Rate	Fees Paid	Annual Rate	Fees Paid
Real Estate Income and Growth Fund	0.30%	$246,642	1.00%	$1,763
Large Cap Value Fund	0.30%	405,649	1.00%	2,316
Municipal Tax Free Bond Fund	0.15%	53,964	1.00%	1,308
Income Fund	0.25%	186,633	1.00%	4,168
Utilities Fund	0.25%	22,716	1.00%	88

80	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2023

Each Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. A CDSC of 1.00% may be imposed on redemptions of $1 million or more of Class A Shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase. For the fiscal year ended December 31, 2023, sales charges received by the Distributor from each of the Funds were as follows:

	Front-End Sales	CDSC Fees
	Charges Received	Received by
Fund	by Distributor	Distributor
Real Estate Income and Growth Fund	$304,993	$82
Large Cap Value Fund	1,082,639	—
Municipal Tax Free Bond Fund	72,560	—
Income Fund	385,676	—
Utilities Fund	678,200	—

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $6,000, $1,500 for each Board meeting attended, $500 for each special meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to Interested Directors of the Company. For the fiscal year ended December 31, 2023, the Funds were allocated $14,421 of the Chief Compliance Officer’s salary.

Note 6 – Concentration and Other Risks

The performance of the Municipal Tax Free Bond Fund and Income Fund could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for these Funds because they invest mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Municipal Tax Free Bond Fund and Income Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that these Funds may invest in taxable fixed income or municipal securities rated below investment grade, or unrated of similar quality (frequently called “junk bonds”).

The Municipal Tax Free Bond Fund and Income Fund may be affected by credit risk of lower grade securities, which is the possibility that junk bonds may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade taxable fixed income or municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Funds’ ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, a Fund may lose its entire investment in those securities.

The Real Estate Income and Growth Fund invests primarily in real estate related securities. A fund that concentrates its investments among fewer sectors is subject to greater risk of loss than a fund that has more sector diversification. Investments in real estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to these risks to a greater extent. The stocks purchased by the Fund may not appreciate in value as the Adviser anticipates. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

81

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2023

The Large Cap Value Fund and Utilities Fund may, at times, concentrate their investments in a particular sector, such as technology or utilities, if the Adviser believes stocks in that particular sector are performing more favorably. If the Funds invest a significant portion of their total assets in certain sectors, their investment portfolios will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Other risks to the Funds may include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange-traded funds risk. The Funds’ prospectus contains more information regarding these risks and other risks related to the Funds as well as other information about the Funds, and should be read carefully before investing.

Note 7 – Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Board. At December 31, 2023, the Income Fund held illiquid restricted securities representing 3% of net assets, as listed below:

Issuer Description	Acquisition	Principal
Corporate Bonds	Date	Amount	Cost	Value
Exelon Generation Co. LLC, 5.60%, 6/15/2042	7/12/2012	$400,000	$417,862	$360,305
MetLife Inc., 9.25%, 4/8/2038	6/4/2013	1,500,000	2,098,436	1,686,616

Note 8 – Federal Income Taxes

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes for each of the Funds as of December 31, 2023, were as follows:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation/	Cost Basis of
Fund	Appreciation	Depreciation	(Depreciation)[1]	Investments
Real Estate Income and Growth Fund	$18,024,276	$(4,174,309)	$13,849,967	$62,951,909
Large Cap Value Fund	78,245,460	(1,260,557)	76,984,903	73,860,574
Municipal Tax Free Bond Fund	196,600	(614,256)	(417,656)	35,193,636
Income Fund	3,288,866	(6,850,440)	(3,561,574)	75,102,551
Utilities Fund	369,543	(859,307)	(489,764)	14,929,725

[1]	The difference between book-basis and tax-basis net unrealized appreciation/(depreciation) is primarily due to wash sales, tax treatment of Trust Preferred securities and partnership investments.

The tax character of distributions paid by each of the Funds for the fiscal year ended December 31, 2023, was as follows:

	Ordinary	Tax-Exempt	Net Long-Term	Return of	Total
Fund	Income	Income	Capital Gains	Capital	Distributions
Real Estate Income and Growth Fund	$1,450,009	$—	$4,825,077	$931,097	$7,206,183
Large Cap Value Fund	608,958	—	4,988,769	2,097,945	7,695,672
Municipal Tax Free Bond Fund	9,342	723,032	—	—	732,374
Income Fund	3,558,133	—	965,596	—	4,523,729
Utilities Fund	169,538	—	—	1,010,106	1,179,644

82	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2023

The tax character of distributions paid by each of the Funds for the fiscal year ended December 31, 2022, was as follows:

	Ordinary	Tax-Exempt	Net Long-Term	Return of	Total
Fund	Income	Income	Capital Gains	Capital	Distributions
Real Estate Income and Growth Fund	$1,723,097	$—	$5,353,595	$1,302,568	$8,379,260
Large Cap Value Fund	558,225	—	10,341,913	507,023	11,407,161
Municipal Tax Free Bond Fund	2,510	917,252	—	—	919,762
Income Fund	3,660,432	—	2,903,607	—	6,564,039

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

At December 31, 2023, the components of accumulated distributable earnings for each Fund on a tax basis were as follows:

						Total
	Undistributed	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Tax-Exempt	Ordinary	Long-Term	Capital and	Appreciation	Earnings
Fund	Income	Income	Capital Gains	Other Losses	(Depreciation)	(Losses)
Real Estate Income and Growth Fund	$—	$—	$—	$—	$13,849,967	$13,849,967
Large Cap Value Fund	—	—	—	—	76,984,903	76,984,903
Municipal Tax Free Bond Fund	3	—	—	(9,891,872)	(417,656)	(10,309,525)
Income Fund	—	61,804	371,172	—	(3,561,574)	(3,128,598)
Utilities Fund	—	—	—	(1)	(489,764)	(489,765)

At December 31, 2023, for federal income tax purposes and the treatment of distributions payable, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	No Expiration
Fund	Short-Term	Long-Term	Total
Municipal Tax Free Bond Fund	$2,781,584	$7,110,288	$9,891,872
Utilities Fund	1	—	1

Management of the Funds have reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Note 9 – Reclassification

Permanent differences, incurred during the year ended December 31, 2023, resulting from differences in book and tax accounting have been reclassified at year end to accumulated earnings and paid-in capital as follows:

	Accumulated
Fund	Earnings	Paid-In Capital
Real Estate Income and Growth Fund	$370	$(370)
Income Fund	109	(109)

Note 10 – Line of Credit

The Company participates in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Funds’ investments expiring on May 15, 2024. Borrowings under this agreement bear interest at the 1-Month Secured Overnight Financing Rate plus 1.625%. Maximum borrowings for the Company is the lesser of

83

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2023

$5,000,000 or 10% of the Spirit of America Funds’ daily market value. At December 31, 2023, Real Estate Income and Growth Fund, Large Cap Value Fund and Income Fund had outstanding borrowings of $608,385, $807,760 and $897,971, respectively. During the fiscal year ended December 31, 2023, each Fund’s borrowing activity was as follows:

	Real Estate
	Income and	Large Cap	Municipal Tax
	Growth Fund	Value Fund	Free Bond Fund	Income Fund	Utilities Fund
Total bank line of credit as of December 31, 2023	$4,391,615	$4,192,240	$3,512,090	$4,102,029	$1,446,855
Average borrowings during period	$110,099	$108,956	$50,170	$84,476	$—
Number of days outstanding[1]	86	53	75	113	—
Average interest rate during period	6.583%	6.530%	6.530%	6.673%	—
Highest balance drawn during period	$608,385	$807,760	$444,039	$494,518	$—
Highest balance interest rate	6.983%	6.983%	6.983%	6.983%	6.983%
Interest expense incurred	$16,868	$6,823	$5,450	$24,256	$—
Interest rate at December 31, 2023	6.983%	6.983%	6.983%	6.983%	6.983%

[1]	Number of days outstanding represents the total days during the fiscal year ended December 31, 2023 that each Fund utilized the line of credit.

Note 11 – Commitments and Contingencies

The Company indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Company or the Funds. Additionally, in the normal course of business, the Company enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred.

Note 12 – Subsequent Events

Management of the Funds has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. Management has determined that there were no additional items requiring additional disclosure.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	Qualified	Dividends	Qualified	Long-Term
	Dividend	Received	Business	Capital Gain	Tax-Exempt
Fund	Income	Deduction	Income	Dividends	Distributions
Real Estate Income and Growth Fund	12.35%	13.74%	87.65%	$4,825,077	$—
Large Cap Value Fund	100.00%	100.00%	0.00%	4,988,769	—
Municipal Tax Free Bond Fund	0.00%	0.00%	0.00%	—	723,032
Income Fund	23.28%	31.65%	0.00%	965,596	—
Utilities Fund	100.00%	100.00%	0.00%	—	—

84	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
of Spirit of America Investment Fund, Inc.

Syosset, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America Municipal Tax Free Bond Fund, Spirit of America Income Fund, and Spirit of America Utilities Fund (the “Funds”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments, as of December 31, 2023, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Constituting Spirit of America Investment Fund, Inc.	Statement Of Operations	Statements Of Changes In Net Assets	Financial Highlights

Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America Municipal Tax Free Bond Fund, Spirit of America Income Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023

Spirit of America Utilities Fund	For the period January 31, 2023 (commencement of operations) to December 31, 2023	For the period January 31, 2023 (commencement of operations) to December 31, 2023	For the period January 31, 2023 (commencement of operations) to December 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Funds’ auditor since 1998.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

85

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONT.)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 29, 2024

86	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)
FOR THE SIX-MONTH PERIOD JULY 1, 2023 THROUGH DECEMBER 31, 2023

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

Each Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in a Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the six-month period from July 1, 2023 through December 31, 2023.

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical 5% Return: This section is intended to help you compare a Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

			Ending
		Beginning	Account Value		Expenses
		Account Value	December 31,	Annualized	Paid During
		July 1, 2023	2023	Expense Ratio	the Period[1]
Real Estate Income and Growth Fund
Class A Shares	Actual	$1,000.00	$1,056.50	1.59%	$8.24
	Hypothetical[2]	$1,000.00	$1,017.19	1.59%	$8.08
Class C Shares	Actual	$1,000.00	$1,052.00	2.29%	$11.84
	Hypothetical[2]	$1,000.00	$1,013.66	2.29%	$11.62
Institutional Shares	Actual	$1,000.00	$1,057.30	1.29%	$6.69
	Hypothetical[2]	$1,000.00	$1,018.70	1.29%	$6.56
Large Cap Value Fund
Class A Shares	Actual	$1,000.00	$1,079.30	1.53%	$8.02
	Hypothetical[2]	$1,000.00	$1,017.49	1.53%	$7.78
Class C Shares	Actual	$1,000.00	$1,075.40	2.23%	$11.67
	Hypothetical[2]	$1,000.00	$1,013.96	2.23%	$11.32
Institutional Shares	Actual	$1,000.00	$1,080.50	1.23%	$6.45
	Hypothetical[2]	$1,000.00	$1,018.95	1.23%	$6.26

87

DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONT.)
FOR THE SIX-MONTH PERIOD JULY 1, 2023 THROUGH DECEMBER 31, 2023

			Ending
		Beginning	Account Value		Expenses
		Account Value	December 31,	Annualized	Paid During
		July 1, 2023	2023	Expense Ratio	the Period[1]
Municipal Tax Free Bond Fund
Class A Shares	Actual	$1,000.00	$1,019.10	0.92%	$4.68
	Hypothetical[2]	$1,000.00	$1,020.57	0.92%	$4.69
Class C Shares	Actual	$1,000.00	$1,013.60	1.77%	$8.98
	Hypothetical[2]	$1,000.00	$1,016.28	1.77%	$9.00
Institutional Shares	Actual	$1,000.00	$1,018.80	0.77%	$3.92
	Hypothetical[2]	$1,000.00	$1,021.32	0.77%	$3.92
Income Fund
Class A Shares	Actual	$1,000.00	$1,032.50	1.14%	$5.84
	Hypothetical[2]	$1,000.00	$1,019.46	1.14%	$5.80
Class C Shares	Actual	$1,000.00	$1,029.60	1.89%	$9.67
	Hypothetical[2]	$1,000.00	$1,015.68	1.89%	$9.60
Institutional Shares	Actual	$1,000.00	$1,034.80	0.89%	$4.56
	Hypothetical[2]	$1,000.00	$1,020.72	0.89%	$4.53
Utilities Fund
Class A Shares	Actual	$1,000.00	$987.00	1.52%	$7.61
	Hypothetical[2]	$1,000.00	$1,017.54	1.52%	$7.73
Class C Shares	Actual	$1,000.00	$983.40	2.27%	$11.35
	Hypothetical[2]	$1,000.00	$1,013.66	2.27%	$11.52
Institutional Shares	Actual	$1,000.00	$988.20	1.27%	$6.36
	Hypothetical[2]	$1,000.00	$1,018.70	1.27%	$6.46

[1]	Expenses are equal to each Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement/recoupment of expenses by the Funds’ Adviser for the period beginning July 1, 2023 to December 31, 2023. The Financial Highlights tables in the Funds’ financial statements, included in this report, also show the gross expense ratios, without such reimbursements.

[2]	Assumes a 5% annual return before expenses.

88	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling (516) 390-5565.

Name and Address (Year of Birth)	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years	Other Experience, Skills, Attributes and Qualifications of Director
INTERESTED DIRECTORS
David Lerner[2] c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, NY 11791 (1936)	Director, Chairman of the Board and President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s Investment Adviser.	6	President and a Director of Spirit of America Management Corp., the Company’s Investment Adviser.	Mr. David Lerner is the founder of the Investment Adviser and has been a Director and President of the Funds since inception. He has over 50 years of securities industry experience and is the President and a Director of the Investment Adviser.
Daniel Lerner[2] c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, NY 11791 (1961)	Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker- dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.	Mr. Daniel Lerner has been a Director of the Funds since inception. He has over 30 years of securities industry experience and is also a Senior Vice President and a Director of the Distributor.
INDEPENDENT DIRECTORS
Allen Kaufman c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, NY 11791 (1936)	Director	Since 1998	Vice President of K.G.K. Agency, Inc. since 2019; Former President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, from 1963 to 2019.[3]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.	Mr. Kaufman has been a Director of the Funds since inception. He has over 50 years of business leadership experience and is currently a vice president of an insurance agency. He received his B.B.A. from the Baruch School of Business.
Stanley S. Thune c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, NY 11791 (1936)	Lead Director, Chairman of the Audit Committee	Since 1998	Private equity investor. Former President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, from 1994 to 2012.	6	Former Director of Freight Management Systems, Inc. and Former Chairman of the Board and a Director of Delta Queen Steamboat Company	Mr. Thune has been a Lead Director of the Funds and Chairman of the Audit Committee since inception. Currently, he is a private equity investor and portfolio manager. His extensive business experience includes major responsibilities as V.P. Corporate Planning and Development for the Coca Cola Bottling Company Of New York, President and CEO of Delta Queen Steamboat Company, President of Research Cottrell, and Founder and President of Freight Management Systems, Inc. He received his B.S. in Chemical Engineering from The City College of New York, and an M.B.A. from the Baruch School of Business.
John J. Desmond c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, NY 11791 (1950)	Director	Since 2022	Former Senior Audit Partner, Partner in Charge of Long Island office and Partnership Board Member of Grant Thornton, LLP (August 1980 to July 2015).	6	Director and Member of the Compensation Committee, Risk Committee and Ad-Hoc Strategic Planning Committee and Chair of the Audit Committee, The First National Bank of Long Island Corporation and its wholly owned subsidiary, The First National Bank of Long Island (2016 to present); Director and Chair of the Audit Committee, Clip Money Inc. (2022 to present). Former Director, Former Chair of the Audit Committee and Former Member of the Compensation Committee and Nominating & Corporate Governance Committee, MusclePharm Corporation (2017 to 2021).	Mr. Desmond has been a Director of the Company since 2022. He is a Certified Public Accountant and has over 40 years of business leadership experience, including as an audit partner on publicly and privately held companies, both international and domestic. He received his B.S. in Accountancy from St. John’s University.

89

MANAGEMENT OF THE COMPANY (UNAUDITED) (CONT.)

Name and Address (Year of Birth)	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years	Other Experience, Skills, Attributes and Qualifications of Director
OFFICERS
David Lerner (see biography above)	President
Alan P. Chodosh c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, NY 11791 (1954)	Treasurer and Secretary	Since 2003 and 2005, respectively	Senior Advisor, David Lerner Associates, Inc. from April 2016 to present; Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. from June 1999 to August 2015.	N/A	N/A	N/A
Joseph Pickard c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, NY 11791 (1960)	Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; Senior Vice President and General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A	N/A

[1]	Each director serves for an indefinite term, until his successor is elected.

[2]	David Lerner is an “interested” director, as defined in the 1940 Act, by reason of his positions with the Investment Adviser, and Daniel Lerner is an “interested” director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

[3]	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” director because the insurance services are less than $120,000 in value.

90	SPIRIT OF AMERICA

The following notice does not constitute part of and is not
incorporated into the prospectus of the Funds.

PRIVACY NOTICE
Rev. 5/2018

FACTS	WHAT DO THE SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND, SPIRIT OF AMERICA LARGE CAP VALUE FUND, SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND, SPIRIT OF AMERICA INCOME FUND AND SPIRIT OF AMERICA UTILITIES FUND (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number

●     account balances

●     account transactions

●     transaction history

●     wire transfer instructions

●     checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Spirit of America Investment Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call (516) 390-5565

91

What we do
Who is providing this notice?	Funds advised by Spirit of America Management Corp. A complete list is included below.
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?

We collect your personal information, typically through David Lerner Associates, Inc., (“DLA”) for example, when you

●     open an account

●     provide account information

●     give DLA your contact information

●     make a wire transfer

●     tell DLA where to send the money

DLA may collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

●     Our affiliates include: Spirit of America Management Corp; David Lerner Associates, Inc.; The Great Art Fund, LLC; and SRLA, Inc.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint Marketing	● The Funds do not jointly market.
Funds providing this notice

Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Municipal Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Utilities Fund

92	SPIRIT OF AMERICA

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Proxy Voting Information

The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with the Funds’ proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Disclosure

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov and on the Funds’ website at www.soafunds.com.

Investment Adviser
Spirit of America Management Corp.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Distributor
David Lerner Associates, Inc.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Shareholder Services
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102-2529

Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

For additional information about the Funds, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding each Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2023 Spirit of America	SOAFunds-AR-23

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is John Desmond, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $100,500

Fiscal year ended 2022: $100,500

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $0

Fiscal year ended 2022: $0

Fees for 2023 and 2022 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $18,500

Fiscal year ended 2022: $18,500

Fees for 2023 and 2022 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $0

Fiscal year ended 2022: $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended December 31, 2023 and December 31, 2022 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule ofInvestments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(1)	Not applicable.

(2)	Change in the registrant’s independent public accountants: Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Spirit of America Investment Fund, Inc.

By (Signature and Title)     /s/ David Lerner

David Lerner, Principal Executive Officer

Date 3/4/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ David Lerner

David Lerner, Principal Executive Officer

Date 3/4/2024

By (Signature and Title        /s/ Alan P. Chodosh

Alan P. Chodosh, Principal Financial Officer

Date 3/4/2024